UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06728

Name of Fund:  BlackRock MuniYield Quality Fund II, Inc. (MQT)

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  John M. Perlowski, Chief Executive Officer, BlackRock MuniYield Quality Fund II, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code:  (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2016

Date of reporting period: 10/31/2015

Item 1 – Report to Stockholders

OCTOBER 31, 2015

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock MuniYield Fund, Inc. (MYD)

BlackRock MuniYield Quality Fund, Inc. (MQY)

BlackRock MuniYield Quality Fund II, Inc. (MQT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks across regions were the overarching themes driving financial markets during the 12-month period ended October 31, 2015. U.S. economic growth was picking up considerably toward the end of 2014, while the broader global economy showed signs of slowing. Investors favored the stability of U.S. assets despite expectations that the Federal Reserve (the “Fed”) would eventually be inclined to raise short-term interest rates, while international markets struggled even as the European Central Bank and the Bank of Japan eased monetary policy. Oil prices plummeted in late 2014 due to a global supply-and-demand imbalance, fueling a sell-off in energy-related assets and emerging markets. U.S. Treasury bonds benefited as their persistently low yields had become attractive as compared to the even lower yields on international sovereign debt.

Equity markets reversed in early 2015, with international markets outperforming the United States as global risks temporarily abated, and the U.S. economy hit a soft patch amid a harsh winter and a west coast port strike. High valuations took their toll on U.S. stocks, while bond yields fell to extreme lows. (Bond prices rise as yields fall.) In contrast, economic reports in Europe and Asia began to improve, and accommodative policies from central banks in those regions helped international equities rebound. Oil prices stabilized, providing some relief for emerging market stocks, although a stronger U.S. dollar posed another significant headwind for the asset class.

U.S. economic growth regained momentum in the second quarter, helping U.S. stocks resume an upward path; however, the improving data underscored the likelihood that the Fed would raise short-term rates before the end of 2015 and bond yields moved swiftly higher. The month of June brought a sharp, but temporary, sell-off across most asset classes as Greece’s long-brewing debt troubles came to an impasse. These concerns abated when the Greek parliament passed a series of austerity and reform measures in July. But the market’s calm was short-lived. Signs of weakness in China’s economy sparked extreme levels of volatility in Chinese equities despite policymakers’ attempts to stabilize the market.

Higher volatility spread through markets globally in the third quarter as further evidence of deceleration in China stoked worries about overall global growth. Weakening Chinese demand caused oil prices to slide once again and ignited another steep sell-off in emerging markets. Speculation as to whether the Fed would raise rates at its September meeting further fueled global volatility. Ultimately, the Fed postponed the rate hike, but this brought little relief in the markets as the central bank’s decision reinforced investors’ concerns about the state of the global economy. Stock markets finished the third quarter with the worst performance since 2011. High yield bonds also declined, while higher quality assets, including U.S. Treasury bonds, municipal bonds and investment grade credit benefited from investors seeking shelter amid global uncertainty.

The period ended with a strong October rally in risk assets. Given the recent scarcity of evidence of global growth, equity markets had become more reliant on central banks to drive performance. Although October brought generally soft economic data and lower growth estimates, global equities powered higher as China’s central bank provided more stimulus, the European Central Bank poised for more easing and soft U.S. data pushed back expectations for a Fed rate hike. Treasury bonds declined in October while all other asset classes benefited from investors’ increased risk appetite.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	0.77%	5.20%
U.S. small cap equities (Russell 2000® Index)	(4.12)	0.34
International equities (MSCI Europe, Australasia, Far East Index)	(6.44)	(0.07)
Emerging market equities (MSCI Emerging Markets Index)	(17.75)	(14.53)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.02
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(0.02)	3.57
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	(0.10)	1.96
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.58	2.87
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(3.38)	(1.91)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended October 31, 2015

Municipal Market Conditions

Municipal bonds generated positive performance for the period, due to a favorable supply-and-demand environment and declining interest rates. (Bond prices rise as rates fall.) Interest rates moved lower as 2014 came to a close, even as the U.S. Federal Reserve (“Fed”) curtailed its open-market bond purchases. This, coupled with reassurance from the Fed that short-term rates would remain low for a considerable amount of time, resulted in strong demand for fixed income investments in 2014, with municipal bonds being one of the stronger-performing sectors for the year. This trend continued into the beginning of 2015 until rate volatility ultimately increased in February as a result of uneven U.S. economic data and widening central bank divergence, i.e., rate cuts outside the United States while the Fed poised for normalizing U.S. rates. During the 12 months ended October 31, 2015, municipal bond funds garnered net inflows of approximately $16 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance remained relatively strong from a historical perspective at $415 billion (considerably higher than the $319 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 60%) as issuers took advantage of low interest rates and a flatter yield curve to reduce their borrowing costs.

S&P Municipal Bond Index
Total Returns as of October 31, 2015
6 months: 1.58%
12 months: 2.87%

A Closer Look at Yields

From October 31, 2014 to October 31, 2015, yields on AAA-rated 30-year municipal bonds rose by 6 basis points (“bps”) from 3.01% to 3.07%, while 10-year rates fell by 3 bps from 2.07% to 2.04% and 5-year rates increased 5 bps from 1.12% to 1.17% (as measured by Thomson Municipal Market Data). Overall, the municipal yield curve remained relatively steep over the 12-month period even as the spread between 2- and 30-year maturities flattened by 12 bps and the spread between 2- and 10-year maturities flattened by 21 bps.

During the same time period, U.S. Treasury rates fell by 12 bps on 30-year bonds, 18 bps on 10-year bonds and 9 bps on 5-year bonds. Accordingly, tax-exempt municipal bonds underperformed Treasuries, most notably in the intermediate part of the curve as a result of increased supply and tempered demand. In absolute terms, the positive performance of muni bonds was driven largely by a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities had become scarce. More broadly, municipal bonds benefited from the greater appeal of tax-exempt investing in light of the higher tax rates implemented in 2014. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized distress among a few issuers. Four of the five largest states in terms of debt outstanding—California, New York, Texas and Florida—have exhibited markedly improved credit fundamentals during the slow national recovery. However, several states with the largest unfunded pension liabilities have seen their bond prices decline noticeably and remain vulnerable to additional price deterioration. On the local level, Chicago’s credit quality downgrade is an outlier relative to other cities due to its larger pension liability and inadequate funding remedies. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remain imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of October 31, 2015, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (AMT). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Funds (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Funds’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Funds’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.

Leverage also generally causes greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of a Fund’s Common Shares than if the Funds were not leveraged. In addition, the Funds may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Funds incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Funds’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment advisor will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”), (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), a TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	5

Fund Summary as of October 31, 2015	BlackRock MuniYield Fund, Inc.

Fund Overview

BlackRock MuniYield Fund, Inc.’s (MYD) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information
Symbol on New York Stock Exchange (“NYSE”)	MYD
Initial Offering Date	November 29, 1991
Yield on Closing Market Price as of October 31, 2015 ($14.55)[1]	6.35%
Tax Equivalent Yield[2]	11.22%
Current Monthly Distribution per Common Share[3]	$0.077
Current Annualized Distribution per Common Share[3]	$0.924
Economic Leverage as of October 31, 2015[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[3]
MYD[1]	0.79%	2.20%[4]
Lipper General & Insured Municipal Debt Funds (Leveraged)[2]	1.77%	2.20%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	Average return.

[3]	The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

[4]

For financial reporting purposes, the market value of certain investments were adjusted as of report date. Accordingly, the net asset value (“NAV”) per share and total return performance based on net asset value presented herein are different than the information previously published on October 31, 2015.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds produced a modest gain during the six-month reporting period. U.S. Treasury yields rose (as prices fell), with the bulk of the increase occurring from the beginning of April through the first week of June. While yields subsequently declined amid signs of slowing global growth, the rally was not sufficient to make up for the earlier weakness. Municipal issues outperformed Treasuries due in part to an increasingly favorable balance of supply and demand in the market, as the heavy new issuance that characterized the first half of 2015 began to abate at mid-year. In addition, overall state and local government finances continued to benefit from improving revenues.

•

Income in the form of coupon payments made up a meaningful portion of the Fund’s total return for the period. In addition, the Fund’s use of leverage provided both incremental return and income in a relatively stable rate environment.

•

The Fund’s positions in AA rated bonds, as well as in those on the lower end of the investment grade spectrum, were key drivers of its six-month results. The Fund benefited from the additional yield these securities generated, as well as the ongoing decline in yield spreads in these market segments. The Fund’s positions in the transportation, healthcare, tobacco and utilities sectors also aided performance.

•

The Fund’s overall yield curve positioning was a modest detractor from performance, due largely to its investments in longer-maturity bonds issued by Illinois and New Jersey. Ongoing concerns regarding the states’ budget and pension-funding challenges undermined valuations for both state and local general obligation debt.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

BlackRock MuniYield Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/15	4/30/15	Change	High	Low
Market Price	$14.55	$14.91	(2.41)%	$14.96	$13.75
Net Asset Value	$15.13	$15.29	(1.05)%	$15.29	$14.85

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	10/31/15	4/30/15
Transportation	24%	24%
Health	19	20
Education	12	12
Utilities	11	11
State	11	10
County/City/Special District/School District	10	11
Corporate	8	8
Tobacco	5	4

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	6%
2016	5
2017	4
2018	5
2019	24

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	10/31/15	4/30/15
AAA/Aaa	7%	10%
AA/Aa	47	45
A	23	23
BBB/Baa	13	12
BB/Ba	4	3
B	2	2
N/R2	4	5

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of October 31, 2015 and April 30, 2015, the market value of unrated securities deemed by the investment advisor to be investment grade each represents 1% of the Fund’s total investments.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	7

Fund Summary as of October 31, 2015	BlackRock MuniYield Quality Fund, Inc.

Fund Overview

BlackRock MuniYield Quality Fund, Inc.’s (MQY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests in municipal bonds which are in the three highest quality rating categories (A or better) or, if unrated, of comparable quality at the time of investment. The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information
Symbol on NYSE	MQY
Initial Offering Date	June 26, 1992
Yield on Closing Market Price as of October 31, 2015 ($15.62)[1]	6.15%
Tax Equivalent Yield[2]	10.87%
Current Monthly Distribution per Common Share[3]	$0.08
Current Annualized Distribution per Common Share[3]	$0.96
Economic Leverage as of October 31, 2015[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[3]
MQY[1]	3.83%	2.08%
Lipper General & Insured Municipal Debt Funds (Leveraged)[2]	1.77%	2.20%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	Average return.

[3]	The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds produced a modest gain during the six-month reporting period. U.S. Treasury yields rose (as prices fell), with the bulk of the increase occurring from the beginning of April through the first week of June. While yields subsequently declined amid signs of slowing global growth, the rally was not sufficient to make up for the earlier weakness. Municipal issues outperformed Treasuries due in part to an increasingly favorable balance of supply and demand in the market, as the heavy new issuance that characterized the first half of 2015 began to abate at mid-year. In addition, overall state and local government finances continued to benefit from improving revenues.

•

Income in the form of coupon payments made up a meaningful portion of the Fund’s total return for the period. The Fund’s duration exposure, or interest rate sensitivity, contributed positively to performance. The Fund’s exposure to five-year segment of the yield curve, which outperformed, aided results as well. The Fund also benefited from its positions in the transportation and school district sectors.

•

The Fund’s absolute performance was negatively impacted by its positions in New Jersey state-appropriated issues, as well as in certain securities in Illinois. The yield spreads on these securities rose significantly due to concerns about pension funding and the resulting downgrades to the issuers’ credit ratings.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

BlackRock MuniYield Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/15	4/30/15	Change	High	Low
Market Price	$15.62	$15.52	0.64%	$15.82	$14.38
Net Asset Value	$15.95	$16.12	(1.05)%	$16.12	$15.65

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	10/31/15	4/30/15
County/City/Special District/School District	23%	25%
Transportation	22	21
Utilities	16	17
State	16	16
Health	10	10
Education	7	6
Corporate	3	3
Housing	2	2
Tobacco	1	—

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2015	5%
2016	3
2017	10
2018	15
2019	11

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	10/31/15	4/30/15
AAA/Aaa	8%	10%
AA/Aa	58	60
A	26	25
BBB/Baa	5	4
N/R	3	1

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	9

Fund Summary as of October 31, 2015	BlackRock MuniYield Quality Fund II, Inc.

Fund Overview

BlackRock MuniYield Quality Fund II, Inc.’s (MQT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests in municipal bonds which are in the three highest quality rating categories (A or better) or, if unrated, of comparable quality at the time of investment. The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information
Symbol on NYSE	MQT
Initial Offering Date	August 28, 1992
Yield on Closing Market Price as of October 31, 2015 ($13.33)[1]	6.03%
Tax Equivalent Yield[2]	10.65%
Current Monthly Distribution per Common Share[3]	$0.067
Current Annualized Distribution per Common Share[3]	$0.804
Economic Leverage as of October 31, 2015[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[3]
MQT[1]	2.48%	2.02%
Lipper General & Insured Municipal Debt Funds (Leveraged)[2]	1.77%	2.20%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	Average return.

[3]	The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds produced a modest gain during the six-month reporting period. U.S. Treasury yields rose (as prices fell), with the bulk of the increase occurring from the beginning of April through the first week of June. While yields subsequently declined amid signs of slowing global growth, the rally was not sufficient to make up for the earlier weakness. Municipal issues outperformed Treasuries due in part to an increasingly favorable balance of supply and demand in the market, as the heavy new issuance that characterized the first half of 2015 began to abate at mid-year. In addition, overall state and local government finances continued to benefit from improving revenues.

•

Income in the form of coupon payments made up a meaningful portion of the Fund’s total return for the period. The Fund’s duration exposure, or interest rate sensitivity, contributed positively to performance. The Fund’s exposure to five-year segment of the yield curve, which outperformed, aided results as well. The Fund also benefited from its positions in the transportation and school district sectors.

•

The Fund’s absolute performance was negatively impacted by its positions in New Jersey state-appropriated issues, as well as in certain securities in Illinois. The yield spreads on these securities rose significantly due to concerns about pension funding and the resulting downgrades to the issuers’ credit ratings.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

BlackRock MuniYield Quality Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/15	4/30/15	Change	High	Low
Market Price	$13.33	$13.44	(0.82)%	$13.51	$12.26
Net Asset Value	$14.00	$14.18	(1.27)%	$14.18	$13.72

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	10/31/15	4/30/15
County/City/Special District/School District	26%	25%
Transportation	23	23
State	13	13
Utilities	13	14
Health	12	12
Education	8	9
Housing	2	2
Corporate	2	2
Tobacco	1	—

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	4%
2016	4
2017	9
2018	12
2019	14

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	10/31/15	4/30/15
AAA/Aaa	5%	6%
AA/Aa	64	65
A	25	24
BBB/Baa	5	4
N/R	1	1	[2]

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of April 30, 2015, the market value of unrated securities deemed by the investment advisor to be investment grade represents 1% of the Fund’s total investments.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	11

Schedule of Investments October 31, 2015 (Unaudited)	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.7%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.50%, 1/01/22	$5,250	$5,280,555
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	1,665	1,777,671
Senior Lien, Series A (AGM), 5.25%, 10/01/48	3,175	3,454,432
Sub-Lien, Series D, 6.00%, 10/01/42	7,410	8,326,172

		18,838,830
Alaska — 1.0%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
4.63%, 6/01/23	1,550	1,550,233
5.00%, 6/01/46	6,450	5,378,848

		6,929,081
Arizona — 2.1%
County of Maricopa Arizona IDA, RB, Arizona Charter Schools Project, Series A, 6.75%, 7/01/29	1,130	1,082,303
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	7,365	8,368,334
5.00%, 12/01/37	5,000	5,571,900

		15,022,537
California — 8.4%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	4,425	5,037,774
Sutter Health, Series B, 6.00%, 8/15/42	6,465	7,640,790
California Health Facilities Financing Authority, Refunding RB, Series A:
Catholic Healthcare West, 6.00%, 7/01/34	3,155	3,614,936
St. Joseph Health System, 5.00%, 7/01/33	2,560	2,946,202
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 8/15/39	305	340,917
5.25%, 8/15/49	770	856,571
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45 (a)	1,650	1,740,222
California Statewide Communities Development Authority, RB, John Muir Health, Series A, 5.13%, 7/01/39	2,300	2,517,971

Municipal Bonds	Par (000)	Value
California (continued)
California Statewide Financing Authority, RB, Asset-Backed, Tobacco Settlement, Series A, 6.00%, 5/01/43	$3,285	$3,285,230
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A, 5.25%, 5/15/39	1,605	1,800,890
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A:
6.25%, 10/01/38	405	484,534
6.25%, 10/01/40	335	399,508
State of California, GO:
(AMBAC), 5.00%, 4/01/31	10	10,037
Various Purposes, 6.00%, 3/01/33	5,085	6,094,118
Various Purposes, 6.50%, 4/01/33	14,075	16,676,060
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	1,605	1,809,958
Sub-Series I-1, 6.38%, 11/01/34	2,385	2,869,560
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 4.75%, 6/01/25	1,460	1,460,058

		59,585,336
Colorado — 0.7%
University of Colorado, RB, Series A (b):
5.25%, 6/01/19	2,250	2,582,415
5.38%, 6/01/19	1,250	1,442,075
5.38%, 6/01/19	830	956,268

		4,980,758
Connecticut — 1.6%
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit, Series A, 5.00%, 11/15/40	2,770	3,036,834
Connecticut State Health & Educational Facility Authority, Refunding RB, Wesleyan University, Series G:
5.00%, 7/01/35	2,225	2,520,591
5.00%, 7/01/39	5,000	5,664,250

		11,221,675
Delaware — 1.6%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	2,305	2,570,167
Delaware State EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	8,275	8,590,691

		11,160,858

Portfolio Abbreviations

AGC	Assured Guarantee Corp.	EDA	Economic Development Authority	IDB	Industrial Development Board
AGM	Assured Guaranty Municipal Corp.	EDC	Economic Development Corp.	ISD	Independent School District
AMBAC	American Municipal Bond Assurance Corp.	ERB	Education Revenue Bonds	LRB	Lease Revenue Bonds
AMT	Alternative Minimum Tax (subject to)	GARB	General Airport Revenue Bonds	M/F	Multi-Family
ARB	Airport Revenue Bonds	GO	General Obligation Bonds	NPFGC	National Public Finance Guarantee Corp.
BARB	Building Aid Revenue Bonds	GTD	Guaranteed	PSF-GTD	Permanent School Fund Guaranteed
BHAC	Berkshire Hathaway Assurance Corp.	HDA	Housing Development Authority	RB	Revenue Bonds
CAB	Capital Appreciation Bonds	HFA	Housing Finance Agency	S/F	Single-Family
COP	Certificates of Participation	IDA	Industrial Development Authority

See Notes to Financial Statements.

12	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD)

Municipal Bonds	Par (000)	Value
District of Columbia — 3.6%
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 6/01/41	$4,440	$4,703,647
Metropolitan Washington Airports Authority, Refunding RB:
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/31 (c)	8,350	4,335,404
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/32 (c)	15,000	7,449,150
Dulles Toll Road, 1st Senior Lien, Series A, 5.25%, 10/01/44	2,425	2,697,861
Dulles Toll Road, CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/33 (c)	13,410	6,344,941

		25,531,003
Florida — 4.7%
City of Atlantic Beach Florida, RB, Health Care Facilities, Fleet Landing Project, Series B, 5.63%, 11/15/43	2,805	3,077,337
City of Clearwater Florida Water & Sewer Revenue, RB, Series A, 5.25%, 12/01/39	6,900	7,738,764
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/18 (b)	2,155	2,428,814
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 5/01/45	1,770	1,929,247
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/41	7,530	8,543,764
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21 (b)	6,150	8,092,662
Santa Rosa Bay Bridge Authority, RB, 6.25%, 7/01/28 (d)(e)	3,976	1,629,346

		33,439,934
Georgia — 2.9%
City of Atlanta Georgia Water & Wastewater, Refunding RB, 5.00%, 11/01/40	5,270	5,972,702
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	1,075	1,251,644
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	1,700	1,903,643
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, 3rd Indenture, Series A, 5.00%, 7/01/39	6,945	7,750,342
Municipal Electric Authority of Georgia, RB, Plant Vogtle Units 3 & 4 Project, Series A, 5.00%, 7/01/60	3,195	3,393,410

		20,271,741
Hawaii — 0.4%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	2,760	3,117,806
Idaho — 1.4%
County of Power Idaho Industrial Development Corp., RB, FMC Corp. Project, AMT, 6.45%, 8/01/32	10,000	10,019,100
Illinois — 16.6%
Bolingbrook Special Service Area No. 1, Special Tax Bonds, Forest City Project, 5.90%, 3/01/27	1,000	1,003,070

Municipal Bonds	Par (000)	Value
Illinois (continued)
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien:
Series A, 5.75%, 1/01/39	$3,500	$4,072,250
Series C, 6.50%, 1/01/41	11,920	14,352,991
City of Chicago Illinois, GO, Project, Series A, 5.00%, 1/01/34	3,695	3,690,381
City of Chicago Illinois, GO, Refunding, Project, Series A, 5.25%, 1/01/32	6,390	6,517,097
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	1,660	1,719,976
City of Chicago Illinois Board of Education, GO, Series A, 5.25%, 12/01/41	3,025	2,705,681
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series A, 5.63%, 1/01/35	4,200	4,861,290
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	2,130	2,263,040
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	5,530	5,734,831
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	1,635	1,846,307
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	1,970	2,172,477
Central Dupage Health, Series B, 5.50%, 11/01/39	3,235	3,699,287
Illinois State Toll Highway Authority, RB:
Senior, Series C, 5.00%, 1/01/36	5,435	6,024,480
Senior, Series C, 5.00%, 1/01/37	5,815	6,412,259
Series A, 5.00%, 1/01/38	4,720	5,171,562
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 0.00%, 6/15/47 (c)	27,225	5,657,899
Series B (AGM), 5.00%, 6/15/50	12,435	12,944,089
Series B-2, 5.00%, 6/15/50	5,085	5,172,818
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	2,730	3,185,091
6.00%, 6/01/28	2,335	2,769,147
State of Illinois, GO:
5.50%, 7/01/38	4,000	4,216,960
5.00%, 2/01/39	3,195	3,266,280
Series A, 5.00%, 4/01/38	2,510	2,564,492
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	1,275	1,414,077
University of Illinois, RB, Auxiliary Facilities System, Series A:
5.00%, 4/01/39	1,675	1,824,913
5.00%, 4/01/44	2,045	2,217,271

		117,480,016
Indiana — 5.1%
Carmel Redevelopment Authority, Refunding RB, Multipurpose, Series A, 4.00%, 2/01/38	1,925	1,988,217
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	1,635	1,972,186
7.00%, 1/01/44	3,950	4,802,410
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	6,665	7,720,603

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	13

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD)

Municipal Bonds	Par (000)	Value
Indiana (continued)
Indiana Finance Authority, RB, Series A (contined):
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	$910	$964,918
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	3,015	3,180,071
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 1/01/51	840	893,021
Sisters of St. Francis Health Services, 5.25%, 11/01/39	1,690	1,874,818
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A, 5.75%, 5/01/31	6,645	7,537,025
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	2,230	2,534,217
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	2,580	2,848,759

		36,316,245
Iowa — 2.7%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	1,950	2,071,855
5.50%, 12/01/22	4,765	5,048,470
5.25%, 12/01/25	940	1,027,251
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	2,980	3,178,468
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed:
CAB, Series B, 5.60%, 6/01/34	3,500	3,453,310
Series C, 5.63%, 6/01/46	4,335	4,165,632

		18,944,986
Kansas — 0.7%
Kansas Development Finance Authority, Refunding RB, Adventist Health, Series C, 5.75%, 11/15/38	4,380	4,979,929
Kentucky — 0.6%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	2,055	2,247,101
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43 (f)	2,485	1,767,854

		4,014,955
Louisiana — 3.3%
East Baton Rouge Sewerage Commission, RB, Series A, 5.25%, 2/01/19 (b)	1,610	1,830,151
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, 6.75%, 11/01/32	9,000	9,757,440
New Orleans Aviation Board, RB, Passenger Facility Charge, Series A, 5.25%, 1/01/41	1,260	1,330,270
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	2,055	2,304,600
5.25%, 5/15/31	1,750	1,952,003
5.25%, 5/15/32	2,240	2,522,016
5.25%, 5/15/33	2,430	2,689,403

Municipal Bonds	Par (000)	Value
Louisiana (continued)
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A (contined):
5.25%, 5/15/35	$1,025	$1,135,956

		23,521,839
Maine — 0.5%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/39	3,140	3,461,693
Maryland — 0.6%
County of Prince George’s Maryland, Special Obligation, Remarketing, National Harbor Project, 5.20%, 7/01/34	1,500	1,501,005
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	880	959,182
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	1,545	1,536,163

		3,996,350
Massachusetts — 1.5%
Massachusetts Bay Transportation Authority, Refunding RB, Senior Series A-1, 5.25%, 7/01/29	3,250	4,166,142
Massachusetts Development Finance Agency, Refunding RB, Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42 (a)	4,565	4,574,450
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 7/01/39	1,640	1,825,845

		10,566,437
Michigan — 4.5%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	8,995	9,740,056
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	2,795	3,107,146
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	1,830	1,931,711
Royal Oak Hospital Finance Authority, Refunding RB, William Beaumont Hospital, Series V, 8.00%, 9/01/18 (b)	2,000	2,395,860
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (b)	6,365	7,669,252
State of Michigan Hospital Finance Authority, Refunding RB, Henry Ford Health System, 5.75%, 11/15/39	6,085	6,905,866

		31,749,891
Mississippi — 0.0%
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/36	280	313,947
Missouri — 0.2%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	510	562,234
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	510	555,370

		1,117,604

See Notes to Financial Statements.

14	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD)

Municipal Bonds	Par (000)	Value
Nebraska — 0.4%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3:
5.25%, 9/01/37	$1,670	$1,845,166
5.00%, 9/01/42	925	997,585

		2,842,751
New Jersey — 5.9%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	2,125	2,143,190
5.25%, 11/01/44	3,180	3,191,321
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (a)	2,250	2,294,955
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, 4.88%, 9/15/19	1,675	1,758,717
Continental Airlines, Inc. Project, 5.25%, 9/15/29	975	1,059,845
Kapkowski Road Landfill Project, Series B, 6.50%, 4/01/31	2,500	2,992,625
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 1/01/38	1,355	1,496,950
Series A, 5.00%, 1/01/43	1,835	2,021,454
Series E, 5.00%, 1/01/45 (g)	5,425	5,990,556
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series C (AMBAC), 0.01%, 12/15/35 (c)	7,395	2,443,678
Transportation Program, Series AA, 5.00%, 6/15/44	7,135	7,249,517
Transportation System, Series A, 5.50%, 6/15/41	3,630	3,850,994
Transportation System, Series B, 5.25%, 6/15/36	4,990	5,173,881

		41,667,683
New York — 9.3%
City of New York New York Industrial Development Agency, ARB, British Airways PLC Project, AMT, 7.63%, 12/01/32	1,250	1,267,088
City of New York New York Transitional Finance Authority, RB:
Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	4,985	5,558,375
Future Tax Secured Revenue, Fiscal 2015, Series B, Sub-Series B-1, 5.00%, 8/01/39	8,055	9,134,128
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (a)	3,800	3,921,980
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	473	519,655
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	4,070	3,870,977
Metropolitan Transportation Authority, RB, Series B:
5.25%, 11/15/38	4,960	5,670,768
5.25%, 11/15/39	1,765	2,016,512
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund, Series B, 5.00%, 11/15/34	4,910	5,564,699

Municipal Bonds	Par (000)	Value
New York (continued)
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	$2,480	$2,794,340
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (a)	8,765	8,853,702
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (a)	705	731,029
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (a)	1,760	1,842,685
New York State Dormitory Authority, Refunding RB, General Purpose, Series A, 5.00%, 6/15/31	3,595	4,157,833
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	2,625	3,042,821
6.00%, 12/01/42	1,485	1,721,367
Westchester Tobacco Asset Securitization, Refunding RB, 5.13%, 6/01/45	4,900	4,763,143

		65,431,102
North Carolina — 2.8%
North Carolina Capital Facilities Finance Agency, Refunding RB:
Duke University, 5.00%, 10/01/55 (g)	5,290	5,966,009
Solid Waste Disposal Facility, Duke Energy Carolinas Project, Series B, 4.63%, 11/01/40	1,140	1,208,320
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/42	2,805	3,120,254
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage:
Aldersgate, 6.25%, 7/01/35	2,970	3,233,439
Presbyterian Homes, 5.40%, 10/01/27	5,000	5,130,950
Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	1,210	1,382,280

		20,041,252
Ohio — 0.9%
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	1,380	1,511,197
County of Montgomery Ohio, Refunding RB, Catholic Health, Series A, 5.00%, 5/01/39	2,840	3,039,254
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 6/30/53	1,685	1,787,954

		6,338,405
Pennsylvania — 2.7%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A, 5.00%, 5/01/42	5,250	5,438,475
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	1,325	1,417,843
Pennsylvania Economic Development Financing Authority, RB:
AMT, Pennsylvania Bridge Finco LP, 5.00%, 6/30/42	1,765	1,868,941
Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	3,805	4,217,120

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	15

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD)

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypson Co., AMT, 5.50%, 11/01/44	$3,210	$3,297,119
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	2,305	2,525,058

		18,764,556
Rhode Island — 0.9%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 7/15/35 (d)(e)	4,155	1,033,016
Tobacco Settlement Financing Corp., Refunding RB, Series B, 4.50%, 6/01/45	5,505	5,355,539

		6,388,555
South Carolina — 5.2%
Charleston Educational Excellence Finance Corp., RB, (AGC) (b):
5.25%, 12/01/15	7,795	7,829,298
5.25%, 12/01/15	6,920	6,950,448
5.25%, 12/01/15	2,510	2,521,044
South Carolina State Ports Authority, RB:
5.25%, 7/01/40	6,695	7,495,253
AMT, 5.25%, 7/01/55 (g)	2,690	2,915,503
State of South Carolina Public Service Authority, RB, Series A, 5.50%, 12/01/54	8,090	9,057,807

		36,769,353
Tennessee — 2.2%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	2,855	3,121,885
County of Hardeman Tennessee Correctional Facilities Corp., RB, 7.75%, 8/01/17	1,125	1,124,798
County of Shelby Tennessee Health Educational & Housing Facilities Board, Refunding RB, St. Jude’s Children’s Research Hospital, 5.00%, 7/01/31	11,250	11,552,400

		15,799,083
Texas — 8.5%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/46	4,365	5,007,877
Sub-Lien, 5.00%, 1/01/33	725	781,470
Central Texas Turnpike System, Refunding RB, Series C, 5.00%, 8/15/42	1,225	1,319,680
City of Dallas Texas Waterworks & Sewer System, Refunding RB, 5.00%, 10/01/35	3,060	3,495,316
City of Houston Texas Airport System, RB, AMT, Series B-1, 5.00%, 7/15/30	3,600	3,780,540
City of Houston Texas Airport System, Refunding ARB:
Senior Lien, Series A, 5.50%, 7/01/39	3,100	3,421,966
United Airlines, Inc. Terminal E Project, AMT, 5.00%, 7/01/29	2,200	2,346,432
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 6.00%, 8/15/43	1,525	1,801,178
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B:
6.38%, 1/01/33	460	531,512
7.00%, 1/01/43	485	573,750
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co., Project, Series A, 6.30%, 11/01/29	4,320	4,898,837

Municipal Bonds	Par (000)	Value
Texas (continued)
Fort Bend County Industrial Development Corp., RB, NRG Energy Project, Series B, 4.75%, 11/01/42	$410	$409,442
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A, 6.38%, 8/15/19 (b)	1,000	1,194,130
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 9/01/37 (c)	4,110	1,563,033
North Texas Tollway Authority, Refunding RB:
2nd Tier System, Series F, 6.13%, 1/01/16 (b)	12,140	12,262,128
Series A, 5.00%, 1/01/38	1,910	2,112,441
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	6,000	7,109,340
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	6,255	7,284,010

		59,893,082
U.S. Virgin Islands — 0.8%
Virgin Islands Public Finance Authority, Refunding RB, Series C, 5.00%, 10/01/39	5,000	5,310,150
Virginia — 1.5%
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 1/01/32	3,270	3,573,031
6.00%, 1/01/37	5,905	6,693,376

		10,266,407
Washington — 1.0%
Port of Seattle Washington, RB, Series C, AMT, 5.00%, 4/01/40	1,565	1,698,495
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	4,745	5,481,566

		7,180,061
Wisconsin — 3.1%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	14,300	16,546,530
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	4,970	5,600,196

		22,146,726
Wyoming — 1.1%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, Remarketing, 5.25%, 7/15/26	6,195	7,031,697
Wyoming Municipal Power Agency, Inc., RB, Series A, 5.00%, 1/01/42	595	640,446

		7,672,143
Total Municipal Bonds - 113.7%		803,093,860

See Notes to Financial Statements.

16	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD)

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Alabama — 0.7%
City of Birmingham Alabama Special Care Facilities Financing Authority, Refunding RB, Ascension Health, Senior Credit, Series C-2, 5.00%, 11/15/36	$4,538	$4,720,081
California — 7.9%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/19 (b)	6,581	7,631,866
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (i)	5,310	5,893,144
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/39	19,080	21,462,901
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.00%, 5/15/40	11,973	13,542,447
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/17 (b)	4,650	5,015,630
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	2,154	2,458,557

		56,004,545
Colorado — 2.5%
Colorado Health Facilities Authority, RB, Catholic Health (AGM):
Series C-3, 5.10%, 10/01/41	7,490	7,884,199
Series C-7, 5.00%, 9/01/36	4,800	5,060,688
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34 (i)	4,299	4,845,498

		17,790,385
Connecticut — 2.8%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	9,117	9,650,447
Series X-3, 4.85%, 7/01/37	9,266	9,841,683

		19,492,130
Florida — 1.9%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	11,448	12,944,085
Georgia — 1.0%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/38	6,398	7,027,427
Massachusetts — 0.7%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	4,607	5,273,007
New Hampshire — 0.6%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (i)	4,048	4,551,620
New York — 7.6%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 6/15/40	3,194	3,637,869
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (i)	3,260	3,707,653

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
New York (continued)
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	$21,629	$24,802,083
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (i)	13,081	15,062,529
Port Authority of New York & New Jersey, Refunding RB, 194th Series, 5.25%, 10/15/55	5,400	6,159,456

		53,369,590
North Carolina — 3.3%
North Carolina Capital Facilities Finance Agency, Refunding RB:
Duke University Project, Series A, 5.00%, 10/01/41	18,897	19,570,147
Wake Forest University, 5.00%, 1/01/38	3,120	3,443,419

		23,013,566
Ohio — 4.4%
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 1/01/39	27,896	31,345,538
Texas — 2.9%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	5,060	5,589,934
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	6,920	7,922,362
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	6,243	7,057,604

		20,569,900
Utah — 1.1%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	7,303	7,937,240
Virginia — 3.6%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	6,266	7,050,841
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	10,618	11,629,339
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	6,075	6,710,047

		25,390,227
Washington — 0.8%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/17 (b)	5,384	5,852,249
Wisconsin — 1.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series C, 5.25%, 4/01/39 (i)	11,456	12,384,742
Total Municipal Bonds Transferred to Tender Option Bond Trusts – 43.6%		307,666,332
Total Long-Term Investments (Cost — $1,016,406,507) — 157.3%		1,110,760,192

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	17

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD)

Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.02% (j)(k)	13,466,605	$13,466,605
Total Short-Term Securities (Cost — $13,466,605) — 1.9%		13,466,605
Total Investments (Cost — $1,029,873,112) — 159.2%		1,124,226,797
Other Assets Less Liabilities — 0.1%		158,287
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (23.7)%		(167,266,010)
VRDP Shares, at Liquidation Value — (35.6)%		(251,400,000)

Net Assets Applicable to Common Shares — 100.0%		$705,719,074

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Zero-coupon bond.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	Non-income producing security.

(f)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of period end.

(g)	When-issued security.

(h)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between October 1, 2016 to November 15, 2019, is $23,450,890.

(j)	During the six months ended October 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at April 30, 2015	Net Activity	Shares Held at October 31, 2015	Income
FFI Institutional Tax-Exempt Fund	4,603,069	8,863,536	13,466,605	$988

(k)	Represents the current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Financial Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation
(45)	5-Year U.S. Treasury Note	December 2015	$5,389,805	$60,610
(53)	10-Year U.S. Treasury Note	December 2015	$6,767,438	88,512
(29)	Long U.S. Treasury Bond	December 2015	$4,536,688	90,122
(9)	U.S. Ultra Bond	December 2015	$1,437,750	26,116
Total				$265,360

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets – Derivative Financial Instruments			Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	Net unrealized appreciation	[1]	—	—	—	—	$265,360	—	$265,360

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (concluded)	BlackRock MuniYield Fund, Inc. (MYD)

For the six months ended October 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	–	–	–	–	$(1,064,022)	–	$(1,064,022)

Net Change in Unrealized Appreciation (Depreciation) on:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	–		–	–	$889,805	–	$889,805

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts—short	$32,705,496

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments [1]	—	$1,110,760,192	—	$1,110,760,192
Short-Term Securities	$13,466,605	—	—	13,466,605

Total	$13,466,605	$1,110,760,192	—	$1,124,226,797

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [1]
Assets:
Interest rate contracts	$265,360	—	—	$265,360
[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$247,850	—	—	$247,850
Liabilities:
TOB Trust Certificates	—	$(167,221,366)	—	(167,221,366)
VRDP Shares	—	(251,400,000)	—	(251,400,000)

Total	$247,850	$(418,621,366)	—	$(418,373,516)

During the six months ended October 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	19

Schedule of Investments October 31, 2015 (Unaudited)	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.6%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 4.75%, 1/01/25	$3,000	$3,017,420
Alaska — 1.4%
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	1,400	1,586,060
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC), 6.00%, 9/01/19 (a)	4,425	5,246,899

		6,832,959
Arizona — 0.4%
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	1,525	1,693,467
5.25%, 10/01/28	250	279,960

		1,973,427
Arkansas — 0.1%
County of Pulaski Arkansas Public Facilities Board, RB, 5.00%, 12/01/42	535	583,064
California — 18.5%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Subordinate Lien, Series A (AMBAC), 5.45%, 10/01/25	4,150	4,476,688
Cabrillo Community College District, GO, CAB, Election of 2004, Series B (NPFGC) (b):
0.00%, 8/01/37	3,250	1,158,495
0.00%, 8/01/38	7,405	2,510,221
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	775	882,322
Sutter Health, Series B, 5.88%, 8/15/31	1,500	1,767,285
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	2,000	2,211,040
Carlsbad California Unified School District, GO, Election of 2006, Series B, 0.00%, 5/01/34 (c)	5,000	4,897,050
City of San Jose California, Refunding ARB, AMT:
Series A (AMBAC), 5.50%, 3/01/32	5,100	5,375,094
Series A-1, 5.75%, 3/01/34	1,150	1,331,240
Coast Community College District, GO, CAB, Election of 2002, Series C (AGM), 5.00%, 8/01/18 (a)	2,800	3,123,288
County of Orange California Sanitation District, COP, Series B (AGM), 5.00%, 2/01/17 (a)	3,500	3,702,230
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/38	3,000	3,269,130
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	900	1,084,617
El Monte Union High School District, GO, Series C (AGM), 5.25%, 6/01/18 (a)	6,110	6,816,744
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/40	2,000	2,225,240
Grossmont Union High School District, GO, CAB, Election of 2004, 0.00%, 8/01/31 (b)	5,000	2,733,650
Grossmont-Cuyamaca Community College District, GO, Refunding CAB, Election of 2002, Series C (AGC), 0.00%, 8/01/30 (b)	10,030	5,951,000
Hartnell Community College District California, GO, CAB, Election of 2002, Series D, 0.00%, 8/01/34 (c)	4,125	3,486,244

Municipal Bonds	Par (000)	Value
California (continued)
Los Angeles Community College District California, GO, Election of 2001, Series A (NPFGC), 5.00%, 8/01/17 (a)	$770	$830,545
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 0.00%, 8/01/43 (c)	1,945	1,358,155
Poway Unified School District, GO, Refunding, CAB, School Facilities Improvement, Election of 2008, Series B, 0.00%, 8/01/36 (b)	5,000	2,144,950
Rio Hondo Community College District California, GO, CAB, Election of 2004, Series C, 0.00%, 8/01/37 (b)	4,005	1,662,996
San Bernardino Community College District, GO, CAB, Election of 2008, Series B, 0.00%, 8/01/34 (c)	10,000	9,919,700
San Diego California Unified School District, GO, CAB, Election of 2008 (b):
Series C, 0.00%, 7/01/38	2,200	847,968
Series G, 0.00%, 7/01/34	900	371,574
Series G, 0.00%, 7/01/35	950	368,495
Series G, 0.00%, 7/01/36	1,430	523,652
Series G, 0.00%, 7/01/37	950	325,660
San Diego California Unified School District, GO, Refunding, CAB, Series R-1, 0.00%, 7/01/31 (b)	1,725	956,357
San Marcos Unified School District, GO, Election of 2010, Series A:
5.00%, 8/01/34	900	1,029,465
5.00%, 8/01/38	760	865,404
State of California, GO, 5.50%, 4/01/28	5	5,022
State of California, GO, Refunding, Various Purposes:
5.00%, 9/01/41	2,300	2,575,862
5.00%, 10/01/41	1,300	1,458,002
State of California, GO, Various Purposes, 5.00%, 4/01/42	1,500	1,681,395
Yosemite Community College District, GO, CAB, Election of 2004, Series D, 0.00%, 8/01/36 (b)	15,000	6,318,150

		90,244,930
Colorado — 0.6%
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	1,885	2,149,918
Regional Transportation District, COP, Series A, 5.00%, 6/01/39	540	601,150

		2,751,068
Florida — 14.0%
City of Tallahassee FL Energy System Revenue, RB, 5.00%, 10/01/37	6,000	6,417,660
County of Brevard Florida Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 4/01/39	2,175	2,363,137
County of Duval Florida School Board, COP, Master Lease Program (AGM), 5.00%, 7/01/17 (a)	4,765	5,116,038
County of Highlands Florida Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	1,250	1,444,713
County of Hillsborough Florida Aviation Authority, RB, Series A, AMT (AGC), 5.38%, 10/01/33	2,700	2,950,884
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	1,280	1,484,275
5.38%, 10/01/32	1,700	1,890,179
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B, 6.38%, 7/01/28	3,300	3,769,953

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)

Municipal Bonds	Par (000)	Value
Florida (continued)
County of Miami-Dade Florida, RB, Seaport:
Series A, 6.00%, 10/01/38	$2,755	$3,295,063
Series B, AMT, 6.00%, 10/01/30	870	1,056,841
Series B, AMT, 6.25%, 10/01/38	560	681,257
Series B, AMT, 6.00%, 10/01/42	895	1,049,244
County of Miami-Dade Florida Aviation, Refunding ARB:
AMT, 5.00%, 10/01/34	260	284,851
Series A, 5.50%, 10/01/36	6,490	7,372,964
Series A, AMT, 5.00%, 10/01/32	3,550	3,877,807
County of Orange Florida School Board, COP, Series A (a):
5.00%, 8/01/16	5,000	5,175,050
5.00%, 8/01/16	2,000	2,070,020
County of Palm Beach Florida Solid Waste Authority, Refunding RB, 5.00%, 10/01/31	2,825	3,278,582
County of Sarasota Florida Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	375	414,720
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT:
5.13%, 6/01/27	1,395	1,620,837
5.38%, 10/01/29	1,900	2,219,846
Florida State Department of Environmental Protection, RB, Florida Forever Project, Series B (NPFGC), 5.00%, 7/01/27	1,350	1,447,848
Miami-Dade County Educational Facilities Authority, Refunding RB, University Miami, Series A, 5.00%, 4/01/40	4,740	5,182,763
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/33	1,620	1,875,150
South Florida Water Management District, COP:
(AGC), 5.00%, 10/01/22	700	730,464
(AMBAC), 5.00%, 10/01/36	1,500	1,551,600

		68,621,746
Georgia — 1.1%
County of Burke Georgia Development Authority, Refunding RB, Oglethorpe Power-Vogtle Project, Series C, 5.70%, 1/01/43	3,150	3,408,583
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	680	791,738
Private Colleges & Universities Authority, RB, Savannah College of Art & Design:
5.00%, 4/01/31	110	122,533
5.00%, 4/01/33	190	210,039
5.00%, 4/01/44	855	919,382

		5,452,275
Illinois — 15.4%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series A, 5.75%, 1/01/39	5,500	6,399,250
City of Chicago Illinois, GO, Refunding, Series A, Project, 5.25%, 1/01/33	1,615	1,646,024
City of Chicago Illinois, GO, Series A, 5.25%, 1/01/35	1,250	1,263,425
City of Chicago Illinois, Refunding GARB, O’Hare International Airport, AMT:
General Senior Lien, Series C, 5.38%, 1/01/39	4,090	4,449,266
Passenger Facility Charge, Series B, 5.00%, 1/01/31	7,275	7,821,134
City of Chicago Illinois, Refunding RB, Series A:
Sales Tax Receipts, 5.00%, 1/01/41	1,140	1,147,136
Waterworks, 2nd Lien (AMBAC), 5.00%, 11/01/36	1,500	1,509,900

Municipal Bonds	Par (000)	Value
Illinois (continued)
City of Chicago Illinois Midway International Airport, Refunding RB, 2nd Lien, Series A, AMT, 5.00%, 1/01/34	$1,460	$1,550,359
City of Chicago Illinois Transit Authority, RB:
5.25%, 12/01/49	710	771,394
Sales Tax Receipts, 5.25%, 12/01/36	840	896,658
County of Cook Illinois Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	380	407,850
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 8/15/34	850	989,587
Illinois Finance Authority, Refunding RB, Silver Cross Hospital And Medical Centers:
4.13%, 8/15/37	1,690	1,685,099
5.00%, 8/15/44	470	503,802
Illinois HDA, RB, Liberty Arms Senior Apartments, M/F Housing, Series D, AMT (AMBAC), 4.88%, 7/01/47	2,695	2,696,401
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 6/15/30	18,800	19,060,756
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project, Series A (NPFGC), 0.00%, 6/15/30 (b)	15,000	8,028,300
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project, Series B:
CAB (AGM), 0.00%, 6/15/44 (b)	4,625	1,134,513
4.25%, 6/15/42	1,605	1,506,341
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	900	1,067,337
Regional Transportation Authority, RB, Series B (NPFGC), 5.75%, 6/01/33	3,200	3,962,944
State of Illinois, GO:
5.25%, 2/01/33	1,140	1,203,145
5.50%, 7/01/33	1,100	1,180,938
5.25%, 2/01/34	1,140	1,199,918
5.50%, 7/01/38	1,840	1,939,802
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 4/01/39	1,245	1,356,428

		75,377,707
Indiana — 1.8%
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,400	1,621,732
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	690	731,642
Private Activity Bond, Ohio River Bridges, AMT, 5.00%, 7/01/40	1,190	1,266,648
Indiana Municipal Power Agency, RB, Series A (NPFGC), 5.00%, 1/01/37	1,150	1,194,965
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A:
5.75%, 1/01/38	1,300	1,477,294
(AGC), 5.25%, 1/01/29	2,350	2,629,485

		8,921,766
Iowa — 3.1%
Iowa Finance Authority, RB, Iowa Health Care Facilities, Series A (AGC), 5.63%, 8/15/37	7,700	8,675,975
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.60%, 12/01/26	1,660	1,796,386
5.70%, 12/01/27	1,660	1,785,762
5.80%, 12/01/29	1,125	1,208,767

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	21

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)

Municipal Bonds	Par (000)	Value
Iowa (continued)
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT (continued):
5.85%, 12/01/30	$1,510	$1,623,688

		15,090,578
Louisiana — 1.4%
City of New Orleans Louisiana Aviation Board, RB, Series B, AMT, 5.00%, 1/01/40	4,460	4,813,500
Louisiana Public Facilities Authority, Refunding RB, Christus Health, Series B (AGC), 6.50%, 7/01/30	1,800	2,038,590

		6,852,090
Massachusetts — 1.8%
Massachusetts HFA, RB, S/F Housing, Series 124, AMT, 5.00%, 12/01/31	470	470,409
Massachusetts HFA, Refunding RB, Series C, AMT:
5.00%, 12/01/30	3,000	3,114,270
5.35%, 12/01/42	1,525	1,576,621
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Senior Series A, 5.00%, 5/15/43	1,720	1,955,588
Massachusetts Water Resources Authority, Refunding RB, General, Series A (NPFGC), 5.00%, 8/01/34	1,685	1,794,340

		8,911,228
Michigan — 6.5%
City of Detroit Michigan Sewage Disposal System, Refunding RB, 2nd Lien, Series E (BHAC), 5.75%, 7/01/31	8,300	9,088,998
City of Detroit Michigan Water Supply System, Refunding RB, 2nd Lien, Series D (NPFGC), 5.00%, 7/01/33	1,000	1,012,650
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	2,500	2,943,975
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital:
Series D, 5.00%, 9/01/39	1,895	2,064,565
Series V, 8.25%, 9/01/18 (a)	3,510	4,229,234
State of Michigan, RB, GAB (AGM), 5.25%, 9/15/26	3,350	3,621,450
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/36	1,200	1,376,244
Series I-A, 5.38%, 10/15/41	1,000	1,144,500
Series II-A (AGM), 5.25%, 10/15/36	4,270	4,748,710
State of Michigan HDA, RB, S/F Housing, Series C, AMT, 5.50%, 12/01/28	1,040	1,100,902
Western Michigan University, Refunding RB, General, University and College Improvements (AGM), 5.00%, 11/15/39	520	572,723

		31,903,951
Minnesota — 0.6%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A (AGC):
6.50%, 11/15/18 (a)	415	483,587
6.50%, 11/15/38	2,285	2,596,834

		3,080,421
Nebraska — 0.2%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	1,000	1,104,890
Nevada — 0.6%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	1,150	1,335,759

Municipal Bonds	Par (000)	Value
Nevada (continued)
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A, 5.25%, 7/01/42	$1,500	$1,678,725

		3,014,484
New Jersey — 9.4%
New Jersey EDA, RB:
Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	1,220	1,300,813
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/31	12,375	12,534,761
Private Activity Bond, The Goethals Bridge Replacement Project, AMT, 5.13%, 1/01/34	935	1,014,419
Series WW, 5.25%, 6/15/33	215	225,759
Series WW, 5.00%, 6/15/34	280	288,176
Series WW, 5.00%, 6/15/36	1,735	1,777,542
Series WW, 5.25%, 6/15/40	490	510,644
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/25	800	889,192
5.75%, 12/01/27	375	416,663
5.75%, 12/01/28	400	441,704
5.88%, 12/01/33	1,980	2,189,979
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	1,420	1,457,076
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.25%, 6/15/33	2,000	2,102,400
Transportation Program, Series AA, 5.00%, 6/15/38	2,405	2,448,723
Transportation System, CAB, Series A, 0.00%, 12/15/29 (b)	10,000	4,796,300
Transportation System, Series A (NPFGC), 5.75%, 6/15/25	2,000	2,296,040
Transportation System, Series AA, 5.50%, 6/15/39	3,565	3,795,121
Transportation System, Series B, 5.50%, 6/15/31	2,750	2,937,247
Transportation System, Series B, 5.00%, 6/15/42	3,500	3,559,850
Transportation System, Series D, 5.00%, 6/15/32	825	851,185

		45,833,594
New Mexico — 0.1%
New Mexico Hospital Equipment Loan Council, Refunding RB, Presbyterian Healthcare Services, 5.00%, 8/01/44	500	554,510
New York — 3.2%
City of New York New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	5,520	6,355,562
County of Erie New York Industrial Development Agency, RB, City School District of Buffalo, Series A (AGM), 5.75%, 5/01/17 (a)	2,000	2,157,660
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012, Series A, 5.75%, 2/15/47	1,000	1,137,420
New York State Dormitory Authority, RB, Series B, 5.75%, 3/15/36	2,000	2,296,480
State of New York HFA, RB, Affordable Housing, M/F, Series B, AMT, 5.30%, 11/01/37	3,350	3,425,878

		15,373,000
Ohio — 0.7%
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	725	891,699

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)

Municipal Bonds	Par (000)	Value
Ohio (continued)
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/32	$950	$1,091,027
5.25%, 2/15/33	1,325	1,517,960

		3,500,686
Pennsylvania — 7.0%
Pennsylvania Economic Development Financing Authority, RB, AMT, Pennsylvania Bridge Finco LP:
5.00%, 12/31/34	3,420	3,695,892
5.00%, 12/31/38	11,890	12,679,258
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Thomas Jefferson University, Series A, 5.25%, 9/01/50	5,605	6,159,839
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	860	950,472
Series C, 5.50%, 12/01/33	760	893,114
Subordinate, Special Motor License Fund, 6.00%, 12/01/36	775	908,858
Subordinate, Special Motor License Fund, 5.50%, 12/01/41	6,700	7,607,582
Pennsylvania Turnpike Commission, Refunding RB, Series A-1, 5.00%, 12/01/40	1,040	1,149,127

		34,044,142
Rhode Island — 1.4%
Tobacco Settlement Financing Corp., Refunding RB, Series B, 4.50%, 6/01/45	7,180	6,985,063
South Carolina — 5.5%
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
5.50%, 7/01/38	1,500	1,679,835
5.50%, 7/01/41	2,725	3,051,700
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	320	382,490
South Carolina Ports Authority, RB, AMT, 5.25%, 7/01/50 (d)	3,160	3,457,830
South Carolina Transportation Infrastructure Bank, RB, Series A, 5.25%, 10/01/40	2,500	2,792,525
State of South Carolina Public Service Authority, RB:
Santee Cooper, Series E, 5.50%, 12/01/53	985	1,092,069
Series A, 5.50%, 12/01/54	9,985	11,179,506
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series B, 5.00%, 12/01/38	2,850	3,127,675

		26,763,630
Texas — 13.4%
Bell County Health Facility Development Corp., RB, Lutheran General Health Care System, 6.50%, 7/01/19 (e)	1,000	1,115,590
Central Texas Turnpike System, Refunding RB, 2nd Tier, Series C, 5.00%, 8/15/34	2,250	2,476,575
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series A (AGC), 6.00%, 11/15/35	2,850	3,329,940
City of San Antonio Texas Public Service Board, RB, Junior Lien, 5.00%, 2/01/38	760	843,729
Comal Texas ISD, GO, School Building (PSF-GTD), 5.00%, 2/01/16 (a)	2,500	2,529,600
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 9/15/36 (b)	2,870	1,139,763

Municipal Bonds	Par (000)	Value
Texas (continued)
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Cook Children’s Medical Center, 5.25%, 12/01/39	$1,100	$1,252,790
Dallas-Fort Worth International Airport, ARB, Joint Improvement, Series D, AMT:
5.00%, 11/01/38	8,550	9,167,224
5.00%, 11/01/42	1,500	1,602,435
Dallas-Fort Worth International Airport, Refunding ARB, Series F, 5.25%, 11/01/33	1,325	1,532,641
Leander ISD, GO, Refunding, CAB, Series D, 0.00%, 8/15/38 (b)	4,665	1,727,450
Lone Star College System, GO, 5.00%, 8/15/33	4,800	5,272,656
Mansfield Texas ISD, GO, School Building (PSF-GTD), 5.00%, 2/15/17 (a)	2,300	2,434,320
North Texas Tollway Authority, Refunding RB:
1st Tier System, Series A, 6.00%, 1/01/28	3,380	3,876,184
1st Tier System, Series A (NPFGC), 5.75%, 1/01/40	12,300	13,397,652
Series B, 5.00%, 1/01/40	2,755	3,005,788
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing and Expansion Project, CAB (b):
0.00%, 9/15/35	3,180	1,290,571
0.00%, 9/15/36	6,015	2,297,550
0.00%, 9/15/37	4,305	1,546,657
Texas Municipal Gas Acquisition & Supply Corp. III, RB:
5.00%, 12/15/32	1,060	1,160,859
Natural Gas Utility Improvements, 5.00%, 12/15/31	1,600	1,745,904
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 8/15/41	2,330	2,532,174

		65,278,052
Vermont — 0.0%
Vermont HFA, Refunding RB, Multiple Purpose, S/F Housing, Series C, AMT (AGM), 5.50%, 11/01/38	5	5,045
Washington — 2.2%
Central Puget Sound Regional Transit Authority, RB, Series A, 5.00%, 11/01/17 (a)	2,000	2,173,940
Port of Seattle Washington, RB, Series C, AMT, 5.00%, 4/01/40	1,380	1,497,714
Washington Health Care Facilities Authority, RB:
MultiCare Health System, Remarketing, Series B, 5.00%, 8/15/44	4,000	4,317,040
Providence Health & Services, Series A, 5.00%, 10/01/39	1,525	1,658,224
Providence Health & Services, Series A, 5.25%, 10/01/39	850	937,099

		10,584,017
Wisconsin — 0.4%
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,850	2,084,580
Total Municipal Bonds - 111.4%		544,740,323

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
Arizona — 0.6%
Salt River Project Agricultural Improvement & Power District, RB, Electric System, Series A, 5.00%, 1/01/38	2,750	2,954,063

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	23

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
California — 4.8%
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/32	$7,000	$7,393,960
Los Angeles Community College District California, GO, Election of 2001, Series A (NPFGC), 5.00%, 8/01/17 (a)	6,120	6,601,216
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/19 (a)	2,639	3,130,726
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	509	580,493
San Diego County Water Authority Financing Corp., COP, Refunding, Series A:
5.00%, 5/01/18 (a)	858	952,551
5.00%, 5/01/33	4,312	4,687,970

		23,346,916
Colorado — 0.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34 (g)	1,220	1,374,769
District of Columbia — 1.1%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (g)	1,320	1,535,714
Metropolitan Washington Airports Authority, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	3,400	3,779,304

		5,315,018
Florida — 11.9%
City of Tallahassee Florida, RB, Energy System (NPFGC), 5.00%, 10/01/32 (g)	2,700	2,887,947
County of Highlands Florida Health Facilities Authority, RB, Adventist, Series C, 5.25%, 11/15/36	5,990	6,273,626
County of Miami-Dade Florida, Refunding RB, Transit System Sales Surtax, 5.00%, 7/01/42	2,390	2,638,871
County of Miami-Dade Florida Water & Sewer System (AGM), 5.00%, 10/01/39	12,729	14,398,914
County of Miami-Dade School Board, COP, Refunding, 5.25%, 5/01/18 (a)	11,350	12,602,132
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 8/01/34	3,544	3,938,818
County of Seminole Florida, Refunding RB, Series B (NPFGC), 5.25%, 10/01/31	6,300	7,865,109
Jacksonville Electric Authority Florida, RB, Sub-Series A, 5.63%, 10/01/32	4,310	4,783,066
State of Florida Board of Education, GO, Series D, 5.00%, 6/01/37 (g)	2,399	2,566,308

		57,954,791
Illinois — 7.3%
City of Chicago Illinois, RB, Motor Fuel Tax Project, Series A (AGC), 5.00%, 1/01/38	4,000	4,067,120
City of Chicago Illinois, Refunding RB, Waterworks, 2nd Lien (AGM), 5.25%, 11/01/33	14,427	15,094,642
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.00%, 6/15/42	360	363,238
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34 (g)	6,198	6,874,213
State of Illinois Toll Highway Authority, RB:
Senior Priority, Series A, 5.00%, 1/01/40	3,721	4,113,798
Senior Priority, Series B, 5.50%, 1/01/33	2,000	2,172,873
Series A, 5.00%, 1/01/38	2,878	3,126,254

		35,812,138

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Michigan — 2.3%
Michigan Finance Authority, RB, Hospital, Trinity Health Credit Group, 5.00%, 12/01/39	$9,100	$9,956,947
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	1,180	1,307,829

		11,264,776
Nevada — 1.7%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/39 (g)	5,007	5,745,298
County of Clark Nevada Water Reclamation District, GO, Limited Tax, Series B, 5.75%, 7/01/34	2,429	2,801,689

		8,546,987
New Jersey — 0.5%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (g)	2,581	2,675,688
New York — 7.3%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	3,509	3,921,613
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 6/15/47	7,641	8,498,719
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution, Fiscal 2014, Series DD, 5.00%, 6/15/35	2,280	2,603,714
Metropolitan Transportation Authority, RB, Sub-Series D-1, 5.25%, 11/15/44	4,750	5,429,013
Port Authority of New York & New Jersey, RB, 169th Series, AMT, 5.00%, 10/15/34	10,830	12,009,820
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	1,534	1,762,226
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34 (g)	1,500	1,677,390

		35,902,495
North Carolina — 0.3%
North Carolina HFA, RB, S/F Housing, Series 31-A, AMT, 5.25%, 7/01/38	1,570	1,614,329
Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health Obligated Group, Series B, 5.50%, 1/01/34	780	879,310
South Carolina — 1.1%
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series A, 5.50%, 1/01/38 (g)	4,695	5,241,545
Texas — 3.9%
Clear Creek ISD Texas, GO, Refunding, School Building (PSF-GTD), 5.00%, 2/15/33	5,900	6,194,823
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	879	979,042
Cypress-Fairbanks ISD, GO, Refunding, Schoolhouse (PSF-GTD):
5.00%, 2/15/17 (a)	4,584	4,816,345
5.00%, 2/15/32	166	173,530
Dallas Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/37 (g)	4,501	4,836,459
North East Texas ISD, GO, School Building, Series A (PSF-GTD), 5.00%, 8/01/17 (a)(g)	2,000	2,153,980

		19,154,179

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Virginia — 0.1%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	$450	$506,041
Washington — 1.5%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/17 (a)	2,504	2,722,356
Washington Health Care Facilities Authority, Refunding RB, Seattle Children’s Hospital, Series B, 5.00%, 10/01/38	3,930	4,612,444

		7,334,800
Wisconsin — 0.6%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group:
Series A, 5.00%, 4/01/42	640	696,064
Series C, 5.25%, 4/01/39	2,000	2,162,080

		2,858,144
Total Municipal Bonds Transferred to Tender Option Bond Trusts – 45.5%		222,735,989
Total Long-Term Investments (Cost — $707,370,780) — 156.9%		767,476,312

Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.02% (h)(i)	6,223,366	$6,223,366
Total Short-Term Securities (Cost — $6,223,366) — 1.3%		6,223,366
Total Investments (Cost — $713,594,146) — 158.2%		773,699,678
Other Assets Less Liabilities — 0.9%		4,586,321
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (23.0)%		(112,507,112)
VRDP Shares, at Liquidation Value — (36.1)%		(176,600,000)

Net Assets Applicable to Common Shares — 100.0%		$489,178,887

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Zero-coupon bond.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of period end.

(d)	When-issued security.

(e)	Security is collateralized by municipal bonds or U.S. Treasury obligations.

(f)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between February 1, 2016 to December 1, 2029, is $21,239,237.

(h)	During the six months ended October 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at April 30, 2015	Net Activity	Shares Held at October 31, 2015	Income
FFI Institutional Tax-Exempt Fund	2,768,314	3,455,052	6,223,366	$293

(i)	Represents the current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Financial Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation
(26)	5-Year U.S. Treasury Note	December 2015	$3,114,109	$36,937
(40)	10-Year U.S. Treasury Note	December 2015	$5,107,500	71,123
(25)	Long U.S. Treasury Bond	December 2015	$3,910,938	86,689
(4)	U.S. Ultra Bond	December 2015	$ 639,000	13,620
Total				$208,369

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	25

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets – Derivative Financial Instruments			Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	Net unrealized appreciation	[1]	—	—	—	—	$208,369	—	$208,369

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended October 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	–	–	–	–	$(703,585)	–	$(703,585)

Net Change in Unrealized Appreciation (Depreciation) on:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	–	–	–	–	$758,121	–	$758,121

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts—short	$27,227,005

For information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments [1]	—	$767,476,312	—	$767,476,312
Short-Term Securities	$6,223,366	—	—	6,223,366

Total	$6,223,366	$767,476,312	—	$773,699,678

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [1]
Assets:
Interest rate contracts	$208,369	—	—	$208,369
[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (concluded)	BlackRock MuniYield Quality Fund, Inc. (MQY)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$179,650	—	—	$179,650
Liabilities:
TOB Trust Certificates	—	$(112,466,411)	—	(112,466,411)
VRDP Shares	—	(176,600,000)	—	(176,600,000)

Total	$179,650	$(289,066,411)	—	$(288,886,761)

During the six months ended October 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	27

Schedule of Investments October 31, 2015 (Unaudited)	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.9%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/19 (a)	$650	$761,917
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 4.75%, 1/01/25	2,000	2,011,640

		2,773,557
Alaska — 0.3%
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	850	962,965
Arizona — 1.1%
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Senior Lien, AMT, 5.00%, 7/01/32	1,000	1,110,740
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	1,075	1,193,755
5.00%, 10/01/29	925	1,024,854

		3,329,349
Arkansas — 0.1%
County of Pulaski Arkansas Public Facilities Board, RB, 5.00%, 12/01/42	350	381,444
California — 16.8%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Subordinate Lien, Series A (AMBAC), 5.45%, 10/01/25 (b)	7,150	7,712,848
Cabrillo Community College District, GO, CAB, Election of 2004, Series B (NPFGC) (c):
0.00%, 8/01/37	2,100	748,540
0.00%, 8/01/38	4,800	1,627,152
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	500	569,240
Sutter Health, Series B, 5.88%, 8/15/31	1,000	1,178,190
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/37	945	1,076,364
California State University, RB, Systemwide, Series A:
5.50%, 11/01/39	1,000	1,140,800
(AGC), 5.25%, 11/01/38	3,000	3,388,020
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	1,290	1,426,121
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.75%, 3/01/34	700	810,320
Coast Community College District, GO, CAB, Election of 2002, Series C (AGM), 5.00%, 8/01/18 (a)(b)	1,800	2,007,828
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/38	2,015	2,195,766
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	575	692,950
El Monte Union High School District, GO, Series C (AGM), 5.25%, 6/01/18 (a)	4,000	4,462,680
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/40	1,315	1,463,095
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/17 (a)	2,200	2,372,986

Municipal Bonds	Par (000)	Value
California (continued)
Monterey Peninsula Community College District, GO, CAB, Series C, 0.00%, 8/01/28 (c)	$11,975	$6,634,509
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 0.00%, 8/01/43 (b)	5,000	3,491,400
San Diego California Unified School District, GO, Election of 2008 (c):
CAB, Series C, 0.00%, 7/01/38	1,400	539,616
CAB, Series G, 0.00%, 7/01/34	580	239,459
CAB, Series G, 0.00%, 7/01/35	615	238,552
San Diego California Unified School District, GO, Election of 2008 (c) (continued):
CAB, Series G, 0.00%, 7/01/36	920	336,895
CAB, Series G, 0.00%, 7/01/37	615	210,822
San Diego California Unified School District, GO, Refunding, CAB, Series R-1, 0.00%, 7/01/31 (c)	1,110	615,395
San Diego Community College District California, GO, CAB, Election of 2006 (c):
0.00%, 8/01/31	1,855	928,446
0.00%, 8/01/32	2,320	1,089,658
San Marcos Unified School District, GO, Election of 2010, Series A:
5.00%, 8/01/34	600	686,310
5.00%, 8/01/38	490	557,958
State of California, GO, Refunding, Various Purposes, 5.00%, 10/01/41	900	1,009,386
State of California, GO, Various Purposes, 5.00%, 4/01/42	1,500	1,681,395
Yosemite Community College District, GO, CAB, Election of 2004, Series D (c):
0.00%, 8/01/36	2,000	842,420
0.00%, 8/01/37	2,790	1,122,417

		53,097,538
Colorado — 2.0%
E-470 Public Highway Authority, Refunding RB, CAB, Series B (NPFGC), 0.00%, 9/01/32 (c)	5,500	2,297,185
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	1,000	1,140,540
Regional Transportation District, COP, Series A, 5.00%, 6/01/39	2,500	2,783,100

		6,220,825
Florida — 15.8%
City of Tallahassee FL Energy System Revenue, RB, 5.00%, 10/01/37	4,000	4,278,440
County of Brevard Florida Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 4/01/39	1,420	1,542,830
County of Broward Florida School Board, COP, Series A (AGM), 5.25%, 7/01/33	1,000	1,090,190
County of Duval Florida School Board, COP, Master Lease Program (AGM), 5.00%, 7/01/17 (a)	7,875	8,455,151
County of Highlands Florida Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	550	635,674
County of Hillsborough Florida Aviation Authority, RB, Series A, AMT (AGC), 5.38%, 10/01/33	3,250	3,551,990
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	825	956,662
5.38%, 10/01/32	1,100	1,223,057

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Municipal Bonds	Par (000)	Value
Florida (continued)
County of Miami-Dade Florida, RB:
Jackson Health System (AGC), 5.63%, 6/01/34	$900	$1,011,015
Seaport, Series A, 6.00%, 10/01/38	1,780	2,128,933
Seaport, Series B, AMT, 6.00%, 10/01/30	570	692,413
Seaport, Series B, AMT, 6.25%, 10/01/38	360	437,951
Seaport, Series B, AMT, 6.00%, 10/01/42	580	679,957
County of Miami-Dade Florida Aviation, Refunding ARB, AMT:
5.00%, 10/01/34	160	175,293
Series A, 5.00%, 10/01/32	1,730	1,889,748
County of Orange Florida School Board, COP, Series A, 5.00%, 8/01/16 (a)	9,000	9,315,090
County of Palm Beach Florida Solid Waste Authority, Refunding RB, 5.00%, 10/01/31	1,900	2,205,064
County of Sarasota Florida Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	250	276,480
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT, 5.38%, 10/01/29	2,400	2,804,016
Miami-Dade County Educational Facilities Authority, Refunding RB, University Miami, Series A, 5.00%, 4/01/40	3,065	3,351,302
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/33	1,040	1,203,800
South Florida Water Management District, COP, (AGC), 5.00%, 10/01/22	1,800	1,878,336

		49,783,392
Georgia — 0.8%
County of Burke Georgia Development Authority, Refunding RB, Oglethorpe Power-Vogtle Project, Series C, 5.70%, 1/01/43	1,000	1,082,090
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	440	512,301
Private Colleges & Universities Authority, RB, Savannah College of Art & Design:
5.00%, 4/01/31	165	183,800
5.00%, 4/01/33	120	132,656
5.00%, 4/01/44	550	591,415

		2,502,262
Illinois — 12.6%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series A, 5.75%, 1/01/39	2,000	2,327,000
City of Chicago Illinois, GO, Refunding, Series A, Project, 5.25%, 1/01/33	1,045	1,065,074
City of Chicago Illinois, GO, Series A, 5.25%, 1/01/35	2,000	2,021,480
City of Chicago Illinois, Refunding GARB, O’Hare International Airport, General Senior Lien, Series C, AMT, 5.38%, 1/01/39	3,235	3,519,162
City of Chicago Illinois, Refunding RB, Sales Tax Receipts, Series A, 5.00%, 1/01/41	600	603,756
City of Chicago Illinois Midway International Airport, Refunding RB, 2nd Lien, Series A, AMT, 5.00%, 1/01/34	505	536,254
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/36	515	549,737
County of Cook Illinois Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	150	160,994

Municipal Bonds	Par (000)	Value
Illinois (continued)
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 8/15/34	$400	$465,688
Illinois Finance Authority, Refunding RB:
Central Dupage Health, Series B, 5.50%, 11/01/39	2,070	2,367,086
Silver Cross Hospital And Medical Centers, 4.13%, 8/15/37	615	613,216
Silver Cross Hospital And Medical Centers, 5.00%, 8/15/44	305	326,936
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 6/15/30	12,865	13,043,438
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project (NPFGC), 0.00%, 12/15/36 (c)	10,000	3,747,900
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project, Series B:
CAB (AGM), 0.00%, 6/15/44 (c)	2,980	730,994
4.25%, 6/15/42	1,070	1,004,227
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	575	681,910
Regional Transportation Authority, RB, Series B (NPFGC), 5.75%, 6/01/33	2,000	2,476,840
State of Illinois, GO:
5.25%, 2/01/33	735	775,712
5.50%, 7/01/33	710	762,242
5.25%, 2/01/34	735	773,632
5.50%, 7/01/38	380	400,611
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 4/01/39	805	877,047

		39,830,936
Indiana — 2.1%
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,000	1,158,380
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	445	471,856
Private Activity Bond, Ohio River Bridges, AMT, 5.00%, 7/01/40	770	819,596
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A:
5.75%, 1/01/38	2,000	2,272,760
(AGC), 5.50%, 1/01/38	1,575	1,780,238

		6,502,830
Iowa — 2.9%
Iowa Finance Authority, RB, Iowa Health Care Facilities, Series A (AGC), 5.63%, 8/15/37	4,925	5,549,244
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.60%, 12/01/26	1,005	1,087,571
5.70%, 12/01/27	1,010	1,086,517
5.80%, 12/01/29	685	736,005
5.85%, 12/01/30	710	763,456

		9,222,793
Kentucky — 0.7%
State of Kentucky Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/29	2,000	2,224,480
Louisiana — 1.4%
City of New Orleans Louisiana Aviation Board, RB, Series B, AMT, 5.00%, 1/01/40	2,820	3,043,513

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	29

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Municipal Bonds	Par (000)	Value
Louisiana (continued)
Louisiana Public Facilities Authority, Refunding RB, Christus Health, Series B (AGC), 6.50%, 7/01/30	$1,150	$1,302,433

		4,345,946
Massachusetts — 3.2%
Massachusetts HFA, Refunding RB, Series C, AMT:
5.00%, 12/01/30	5,000	5,190,450
5.35%, 12/01/42	975	1,008,004
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Senior Series A, 5.00%, 5/15/43	1,110	1,262,037
Massachusetts Water Resources Authority, Refunding RB, General, Series A (NPFGC), 5.00%, 8/01/34	2,530	2,694,171

		10,154,662
Michigan — 5.1%
City of Detroit Michigan, Refunding RB, Sewage Disposal System, Series A (BHAC), 5.50%, 7/01/36	4,500	4,874,265
City of Detroit Michigan Sewage Disposal System, Refunding RB, 2nd Lien, Series E (BHAC), 5.75%, 7/01/31	2,200	2,409,132
City of Detroit Michigan Water Supply System, RB, 2nd Lien, Series B (AGM), 6.25%, 7/01/36	350	385,899
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	1,700	2,001,903
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series D, 5.00%, 9/01/39	1,220	1,329,165
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/41	600	686,700
Series II-A, 5.38%, 10/15/36	1,000	1,116,260
Series II-A (AGM), 5.25%, 10/15/36	1,900	2,113,009
State of Michigan HDA, RB, S/F Housing, Series C, AMT, 5.50%, 12/01/28	630	666,893
Western Michigan University, Refunding RB, General, University and College Improvements (AGM), 5.00%, 11/15/39	340	374,473

		15,957,699
Minnesota — 0.6%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A (AGC):
6.50%, 11/15/18 (a)	275	320,449
6.50%, 11/15/38	1,525	1,733,117

		2,053,566
Nebraska — 0.9%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	2,650	2,927,959
Nevada — 1.0%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A:
5.25%, 7/01/42	1,000	1,119,150
(AGM), 5.25%, 7/01/39	1,700	1,903,269

		3,022,419
New Jersey — 10.1%
New Jersey EDA, RB:
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	6,700	6,786,497

Municipal Bonds	Par (000)	Value
New Jersey (continued)
New Jersey EDA, RB (contined):
Private Activity Bond, The Goethals Bridge Replacement Project, AMT, 5.13%, 1/01/34	$610	$661,813
Series WW, 5.00%, 6/15/34	180	185,256
Series WW, 5.00%, 6/15/36	1,095	1,121,849
Series WW, 5.25%, 6/15/40	320	333,482
The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	790	842,330
New Jersey EDA, RB, Series WW, 5.25%, 6/15/33	135	141,755
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/25	500	555,745
5.50%, 12/01/26	350	387,100
5.75%, 12/01/28	200	220,852
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	975	1,000,457
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.25%, 6/15/33	1,290	1,356,048
Transportation Program, Series AA, 5.00%, 6/15/38	1,560	1,588,361
Transportation System, Series A (NPFGC), 5.75%, 6/15/25	1,400	1,607,228
Transportation System, Series AA, 5.50%, 6/15/39	4,650	4,950,157
Transportation System, Series B, 5.00%, 6/15/42	9,500	9,662,450
Transportation System, Series D, 5.00%, 6/15/32	525	541,664

		31,943,044
New Mexico — 0.1%
New Mexico Hospital Equipment Loan Council, Refunding RB, Presbyterian Healthcare Services, 5.00%, 8/01/44	325	360,432
New York — 3.5%
City of New York New York Municipal Water Finance Authority, Refunding RB, Second General Resolution, Fiscal 2012, Series BB, 5.25%, 6/15/44	1,250	1,443,150
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-4, 5.50%, 1/15/33	3,035	3,438,746
City of New York New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	2,200	2,533,014
Hudson Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	610	693,826
State of New York HFA, RB, Affordable Housing, M/F, Series B, AMT, 5.30%, 11/01/37	2,835	2,899,213

		11,007,949
Ohio — 0.7%
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	460	565,768
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/32	610	700,555
5.25%, 2/15/33	850	973,785

		2,240,108
Pennsylvania — 5.3%
Commonwealth Financing Authority, RB, Series B, 5.00%, 6/01/42	2,110	2,284,349

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, RB, AMT, Pennsylvania Bridge Finco LP:
5.00%, 12/31/34	$2,220	$2,399,087
5.00%, 12/31/38	1,155	1,231,669
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Thomas Jefferson University, Series A, 5.25%, 9/01/50	3,955	4,346,506
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	550	607,860
Series C, 5.50%, 12/01/33	490	575,824
Subordinate, Special Motor License Fund, 6.00%, 12/01/36	500	586,360
Subordinate, Special Motor License Fund, 5.50%, 12/01/41	2,245	2,549,108
Pennsylvania Turnpike Commission, Refunding RB, Series A-1, 5.00%, 12/01/40	680	751,352
Philadelphia School District, GO, Series E:
6.00%, 9/01/18 (a)	15	17,154
2015-2, 6.00%, 9/01/38	1,285	1,428,367

		16,777,636
South Carolina — 6.3%
County of Charleston South Carolina Airport District, ARB, Series A, AMT, 5.50%, 7/01/41	1,360	1,523,051
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	100	119,528
South Carolina Ports Authority, RB, AMT, 5.25%, 7/01/50 (d)	2,040	2,232,270
South Carolina Transportation Infrastructure Bank, RB, Series A, 5.25%, 10/01/40	3,420	3,820,174
State of South Carolina Public Service Authority, RB:
Santee Cooper, Series E, 5.50%, 12/01/53	2,820	3,126,534
Series A, 5.50%, 12/01/54	6,435	7,204,819
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series B, 5.00%, 12/01/38	1,840	2,019,271

		20,045,647
Texas — 15.9%
Central Texas Turnpike System, Refunding RB, 2nd Tier, Series C, 5.00%, 8/15/34	915	1,007,140
City of San Antonio Texas Public Service Board, RB, Junior Lien, 5.00%, 2/01/38	500	555,085
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 9/15/36 (c)	1,850	734,690
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Cook Children’s Medical Center, 5.25%, 12/01/39	750	854,175
Dallas-Fort Worth International Airport, ARB, Joint Improvement, AMT:
Series D, 5.00%, 11/01/38	1,800	1,929,942
Series D, 5.00%, 11/01/42	1,140	1,217,851
Series H, 5.00%, 11/01/32	2,715	2,970,672
Dallas-Fort Worth International Airport, Refunding ARB, Series F, 5.25%, 11/01/33	865	1,000,554
Leander ISD, GO, Refunding, CAB, Series D, 0.00%, 8/15/38 (c)	3,020	1,118,306
Lone Star College System, GO, 5.00%, 8/15/33	3,000	3,295,410
Mansfield Texas ISD, GO, School Building (PSF-GTD), 5.00%, 2/15/17 (a)	1,065	1,127,196
North Texas Tollway Authority, RB, Convertible CAB, Series C, 0.00%, 9/01/45 (b)	10,000	9,942,800

Municipal Bonds	Par (000)	Value
Texas (continued)
North Texas Tollway Authority, Refunding RB:
1st Tier System, Series A, 6.00%, 1/01/28	$2,415	$2,769,522
1st Tier System, Series A (NPFGC), 5.75%, 1/01/40	3,600	3,921,264
1st Tier, Series K-1 (AGC), 5.75%, 1/01/38	3,400	3,808,510
Series B, 5.00%, 1/01/40	1,780	1,942,033
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing and Expansion Project, CAB (c):
0.00%, 9/15/35	1,150	466,716
0.00%, 9/15/36	3,875	1,480,134
0.00%, 9/15/37	17,775	6,386,024
Texas Municipal Gas Acquisition & Supply Corp. III, RB:
5.00%, 12/15/32	1,765	1,932,940
Natural Gas Utility Improvements, 5.00%, 12/15/31	1,030	1,123,926
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 8/15/41	605	657,496

		50,242,386
Vermont — 0.1%
Vermont HFA, Refunding RB, Multiple Purpose, S/F Housing, Series C, AMT (AGM), 5.50%, 11/01/38	210	211,880
Washington — 2.4%
Central Puget Sound Regional Transit Authority, RB, Series A, 5.00%, 11/01/17 (a)	1,400	1,521,758
Port of Seattle Washington, RB, Series C, AMT, 5.00%, 4/01/40	900	976,770
Washington Health Care Facilities Authority, RB:
MultiCare Health System, Remarketing, Series B, 5.00%, 8/15/44	3,000	3,237,780
Providence Health & Services, Series A, 5.00%, 10/01/39	1,000	1,087,360
Providence Health & Services, Series A, 5.25%, 10/01/39	550	606,358

		7,430,026
Wisconsin — 0.4%
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,200	1,352,160
Total Municipal Bonds - 113.1%		356,905,890

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
Arizona — 0.9%
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Water System, Junior Lien, Series A, 5.00%, 7/01/34	1,000	1,113,320
Salt River Project Agricultural Improvement & Power District, RB, Electric System, Series A, 5.00%, 1/01/38	1,750	1,879,833

		2,993,153
California — 3.3%
Los Angeles Community College District California, GO, Election of 2001, Series A (NPFGC), 5.00%, 8/01/17 (a)	4,330	4,670,468

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	31

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
California (continued)
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/19 (a)	$1,699	$2,015,998
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	359	409,759
San Diego County Water Authority Financing Corp., Refunding, Series A:
5.00%, 5/01/18 (a)	503	558,265
5.00%, 5/01/33	2,527	2,747,495

		10,401,985
Colorado — 1.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A:
5.50%, 7/01/34 (f)	780	878,951
5.00%, 2/01/41	3,000	3,233,460

		4,112,411
District of Columbia — 1.7%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (f)	855	994,724
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/18 (a)(f)	1,579	1,811,756
Metropolitan Washington Airports Authority, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	2,190	2,434,316

		5,240,796
Florida — 8.3%
County of Highlands Florida Health Facilities Authority, RB, Adventist, Series C, 5.25%, 11/15/36	4,000	4,189,400
County of Miami-Dade Florida, Refunding RB, Transit System Sales Surtax, 5.00%, 7/01/42	1,540	1,700,360
County of Miami-Dade Florida Expressway Authority, Refunding RB, Series A (AGC), 5.00%, 7/01/35	2,100	2,353,092
County of Miami-Dade Florida Water & Sewer System (AGM), 5.00%, 10/01/39	6,901	7,806,462
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 8/01/34	3,394	3,771,918
County of Seminole Florida, Refunding RB, Series B (NPFGC), 5.25%, 10/01/31	4,200	5,243,406
State of Florida Board of Education, GO, Series D, 5.00%, 6/01/37 (f)	1,189	1,272,461

		26,337,099
Illinois — 9.0%
City of Chicago Illinois, RB, Motor Fuel Tax Project, Series A (AGC), 5.00%, 1/01/38	4,000	4,067,120
City of Chicago Illinois, Refunding RB, Waterworks, 2nd Lien (AGM), 5.25%, 11/01/33	2,548	2,666,020
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.00%, 6/15/42	1,638	1,654,751
Regional Transportation Authority, RB, 6.50%, 7/01/26	10,000	12,864,529
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34 (f)	1,130	1,252,881
State of Illinois Toll Highway Authority, RB:
Senior Priority, Series B, 5.50%, 1/01/33	3,499	3,802,528
Series A, 5.00%, 1/01/38	1,859	2,019,039

		28,326,868

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Louisiana — 1.5%
State of Louisiana Gas & Fuels, RB, Series A (AGM), 5.00%, 5/01/16 (a)	$4,600	$4,708,560
Michigan — 1.9%
Michigan Finance Authority, RB, Hospital, Trinity Health Credit Group, 5.00%, 12/01/39	4,700	5,142,599
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	760	842,331

		5,984,930
Nevada — 1.8%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/39 (f)	3,298	3,784,328
County of Clark Nevada Water Reclamation District, GO, Limited Tax, Series B, 5.75%, 7/01/34	1,574	1,815,910

		5,600,238
New Jersey — 0.5%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (f)	1,580	1,638,599
New York — 4.5%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	1,050	1,173,132
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 6/15/47	4,920	5,472,997
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution, Fiscal 2014, Series DD, 5.00%, 6/15/35	1,470	1,678,710
Metropolitan Transportation Authority, RB, Sub-Series D-1, 5.25%, 11/15/44	3,080	3,520,286
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	996	1,144,303
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34 (f)	1,200	1,341,912

		14,331,340
Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health Obligated Group, Series B, 5.50%, 1/01/34	500	563,660
South Carolina — 0.4%
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series A, 5.50%, 1/01/38 (f)	1,125	1,255,961
Texas — 5.0%
Clear Creek ISD Texas, GO, Refunding, School Building (PSF-GTD), 5.00%, 2/15/33	1,900	1,994,943
County of Harris Texas Cultural Education Facilities Finance Corp., RB, Texas Children’s Hospital Project, 5.50%, 10/01/39	4,000	4,544,200
Cypress-Fairbanks ISD, GO, Refunding, Schoolhouse (PSF-GTD):
5.00%, 2/15/17 (a)	5,066	5,323,329
5.00%, 2/15/32	184	191,796
Dallas Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/37 (f)	1,996	2,144,164
North East Texas ISD, GO, School Building, Series A (PSF-GTD), 5.00%, 8/01/17 (a)(f)	1,400	1,507,786

		15,706,218
Virginia — 0.1%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	300	337,361

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Washington — 0.9%
Washington Health Care Facilities Authority, Refunding RB, Seattle Children’s Hospital, Series B, 5.00%, 10/01/38	$2,565	$3,010,412
Wisconsin — 1.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group:
Series A, 5.00%, 4/01/42	1,920	2,088,192
Series C, 5.25%, 4/01/39 (f)	3,250	3,512,946

		5,601,138
Total Municipal Bonds Transferred to Tender Option Bond Trusts – 43.1%		136,150,729
Total Long-Term Investments (Cost — $454,808,672) — 156.2%		493,056,619

Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.02% (g)(h)	6,698,996	$6,698,996
Total Short-Term Securities (Cost — $6,698,996) — 2.1%		6,698,996
Total Investments (Cost — $461,507,668) — 158.3%		$499,755,615
Other Assets Less Liabilities — 0.9%		2,967,251
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (22.3)%		(70,499,294)
VMTP Shares, at Liquidation Value — (36.9)%		(116,500,000)

Net Assets Applicable to Common Shares — 100.0%		$315,723,572

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of period end.

(c)	Zero-coupon bond.

(d)	When-issued security.

(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between February 1, 2016 to December 1, 2029, is $11,170,391.

(g)	During the six months ended October 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at April 30, 2015	Net Activity	Shares Held at October 31, 2015	Income
FFI Institutional Tax-Exempt Fund	1,895,822	4,803,174	6,698,996	$234

(h)	Represents the current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Financial Futures Contracts
Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation
(28)	10-Year U.S. Treasury Note	December 2015	$3,575,250	$48,528
(16)	5-Year U.S. Treasury Note	December 2015	$1,916,375	22,731
(14)	Long U.S. Treasury Bond	December 2015	$2,190,125	48,546
(3)	U.S. Ultra Bond	December 2015	$479,250	10,215
Total				$130,020

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets—Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	Net unrealized appreciation[1]	—	—	—	—	$130,020	—	$130,020

[1]

Includes cumulative appreciation (depreciation) on financial futures contracts, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	33

Schedule of Investments (concluded)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

For the six months ended October 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	—	—	$(466,562)	—	$(466,562)

Net Change in Unrealized Appreciation (Depreciation) on:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	—	—	$489,506	—	$489,506

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — short	$17,796,188

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments [1]	—	$493,056,619	—	$493,056,619
Short-Term Securities	$6,698,996	—	—	6,698,996

Total	$6,698,996	$493,056,619	—	$499,755,615

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [1]
Assets:
Interest rate contracts	$130,020	—	—	$130,020
[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$112,550	—	—	$112,550
Liabilities:
TOB Trust Certificates	—	$(70,478,994)	—	(70,478,994)
VMTP Shares	—	(116,500,000)	—	(116,500,000)

Total	$112,550	$(186,978,994)	—	$(186,866,444)

During the six months ended October 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Statements of Assets and Liabilities

October 31, 2015 (Unaudited)	BlackRock MuniYield Fund, Inc. (MYD)	BlackRock MuniYield Quality Fund, Inc. (MQY)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Assets
Investments at value — unaffiliated[1]	$1,110,760,192	$767,476,312	$493,056,619
Investments at value — affiliated[2]	13,466,605	6,223,366	6,698,996
Cash pledged for financial futures contracts	247,850	179,650	112,550
Receivables:
Interest	16,807,941	10,027,771	6,245,506
Investments sold	1,965,608	651,085	642,112
Deferred offering costs	407,246	260,808	—
Variation margin receivable on financial futures contracts	352	203	125
Prepaid expenses	15,335	17,787	13,795

Total assets	1,143,671,129	784,836,982	506,769,703

Accrued Liabilities
Payables:
Investments purchased	14,797,822	3,455,144	2,230,536
Income dividends — Common Shares	3,591,045	2,454,151	1,511,387
Investment advisory fees	474,112	329,054	212,523
Officer’s and Directors’ fees	274,873	195,331	2,234
Interest expense and fees	44,644	40,701	20,300
Other accrued expenses	117,271	95,085	76,470
Variation margin payable on financial futures contracts	30,922	22,218	13,687

Total accrued liabilities	19,330,689	6,591,684	4,067,137

Other Liabilities
TOB Trust Certificates	167,221,366	112,466,411	70,478,994
VRDP Shares, at liquidation value of $100,000 per share[3,4]	251,400,000	176,600,000	—
VMTP Shares, at liquidation value of $100,000 per share[3,4]	—	—	116,500,000

Total other liabilities	418,621,366	289,066,411	186,978,994

Total liabilities	437,952,055	295,658,095	191,046,131

Net Assets Applicable to Common Shareholders	$705,719,074	$489,178,887	$315,723,572

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$639,781,893	$430,035,616	$283,503,510
Undistributed net investment income	5,953,873	5,709,895	4,572,808
Accumulated net realized loss	(34,635,737)	(6,880,525)	(10,730,713)
Net unrealized appreciation (depreciation)	94,619,045	60,313,901	38,377,967

Net Assets Applicable to Common Shareholders	$705,719,074	$489,178,887	$315,723,572

Net asset value, per Common Share	$15.13	$15.95	$14.00

[1] Investments at cost — unaffiliated	$1,016,406,507	$707,370,780	$454,808,672
[2] Investments at cost — affiliated	$13,466,605	$6,223,366	$6,698,996
[3] Preferred Shares outstanding, par value $0.10 per share	2,514	1,766	1,165
[4] Preferred Shares authorized, including Auction Market Rate Preferred Shares (“AMPS”)	16,234	11,766	7,565
[5] Par value per Common Share	$0.10	$0.10	$0.10
[6] Common Shares outstanding	46,636,954	30,676,888	22,558,009
[7] Common Shares authorized	199,983,766	199,988,234	199,995,435

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	35

Statements of Operations

Six Months Ended October 31, 2015 (Unaudited)	BlackRock MuniYield Fund, Inc. (MYD)	BlackRock MuniYield Quality Fund, Inc. (MQY)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Investment Income
Interest	$25,930,403	$17,547,233	$11,307,041
Interest — affiliated	988	293	234

Total income	25,931,391	17,547,526	11,307,275

Expenses
Investment advisory	2,805,284	1,954,487	1,269,626
Liquidity fees	12,908	738,954	—
Professional	81,906	64,580	49,687
Accounting services	67,317	52,066	38,619
Officer and Directors	9,367	6,178	13,999
Transfer agent	27,559	22,797	15,411
Custodian	21,687	17,822	13,089
Rating agency	17,693	22,143	17,662
Printing	8,092	6,846	5,862
Registration	8,368	5,523	4,376
Remarketing fees on Preferred Shares	12,674	85,357	—
Miscellaneous	33,566	29,142	24,094

Total expenses excluding interest expense, fees and amortization of offering costs	3,106,421	3,005,895	1,452,425
Interest expense, fees and amortization of offering costs[1]	1,768,404	599,644	888,221

Total expenses	4,874,825	3,605,539	2,340,646

Net investment income	21,056,566	13,941,987	8,966,629

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(950,038)	13,452	163,840
Financial futures contracts	(1,064,022)	(703,585)	(466,562)

	(2,014,060)	(690,133)	(302,722)

Net change in unrealized appreciation (depreciation) on:
Investments	(5,914,426)	(4,580,728)	(3,814,708)
Financial futures contracts	899,805	758,121	489,506

	(5,014,621)	(3,822,607)	(3,325,202)

Net realized and unrealized loss	(7,028,681)	(4,512,740)	(3,627,924)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$14,027,885	$9,429,247	$5,338,705

[1] Related to TOB Trusts, VRDP Shares and/or VMTP Shares.

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Statements of Changes in Net Assets

	BlackRock MuniYield Fund, Inc. (MYD)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2015 (Unaudited)	Year Ended April 30, 2015

Operations
Net investment income	$21,056,566	$42,356,776
Net realized gain (loss)	(2,014,060)	1,173,491
Net change in unrealized appreciation (depreciation)	(5,014,621)	27,967,571

Net increase in net assets applicable to Common Shareholders resulting from operations	14,027,885	71,497,838

Distributions to Common Shareholders[1]
From net investment income	(21,546,273)	(44,472,999)

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(7,518,388)	27,024,839
Beginning of period	713,237,462	686,212,623

End of period	$705,719,074	$713,237,462

Undistributed net investment income, end of period	$5,953,873	$6,443,580

	BlackRock MuniYield Quality Fund, Inc. (MQY)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2015 (Unaudited)	Year Ended April 30, 2015

Operations
Net investment income	$13,941,987	$28,125,437
Net realized gain (loss)	(690,133)	595,484
Net change in unrealized appreciation (depreciation)	(3,822,607)	12,537,879

Net increase in net assets applicable to Common Shareholders resulting from operations	9,429,247	41,258,800

Distributions to Common Shareholders[1]
From net investment income	(14,724,906)	(29,449,811)

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(5,295,659)	11,808,989
Beginning of period	494,474,546	482,665,557

End of period	$489,178,887	$494,474,546

Undistributed net investment income, end of period	$5,709,895	$6,492,814

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	37

Statements of Changes in Net Assets

	BlackRock MuniYield Quality Fund II, Inc. (MQT)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2015 (Unaudited)	Year Ended April 30, 2015

Operations
Net investment income	$8,966,629	$18,144,100
Net realized gain (loss)	(302,722)	168,097
Net change in unrealized appreciation (depreciation)	(3,325,202)	9,733,479

Net increase in net assets applicable to Common Shareholders resulting from operations	5,338,705	28,045,676

Distributions to Common Shareholders[1]
From net investment income	(9,463,085)	(19,084,076)

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(4,124,380)	8,961,600
Beginning of period	319,847,952	310,886,352

End of period	$315,723,572	$319,847,952

Undistributed net investment income, end of period	$4,572,808	$5,069,264

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Statements of Cash Flows

Six Months Ended October 31, 2015 (Unaudited)	BlackRock MuniYield Fund, Inc. (MYD)	BlackRock MuniYield Quality Fund, Inc. (MQY)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$14,027,885	$9,429,247	$5,338,705
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Proceeds from sales of long-term investments	35,824,472	51,792,401	31,236,993
Purchases of long-term investments	(30,623,485)	(47,195,211)	(17,743,389)
Net purchases of short-term securities	(8,863,536)	(3,455,052)	(4,803,174)
Amortization of premium and accretion of discount on investments	483,596	(556,990)	(327,559)
Net realized (gain) loss on investments	908,577	(15,168)	(163,840)
Net unrealized loss on investments	5,914,426	4,580,728	3,814,708
(Increase) decrease in assets:
Cash pledged for financial futures contracts	278,150	426,350	284,450
Interest receivable	(67,188)	(57,996)	249,003
Variation margin receivable on financial futures contracts	51,822	61,456	40,221
Prepaid expenses	29,650	17,781	17,127
Increase (decrease) in liabilities:
Payables:
Investment advisory fees	6,953	2,953	(990)
Interest expense and fees	13,370	8,607	3,523
Officer’s and Directors’ fees	(9,414)	(6,846)	(1,835)
Other accrued expenses	(68,474)	57,286	(43,181)
Variation margin payable on financial futures contracts	30,922	22,218	13,687

Net cash provided by operating activities	17,937,726	15,111,764	17,914,449

Cash Used for Financing Activities
Cash dividends paid to Common Shareholders	(21,546,274)	(14,724,906)	(9,542,038)
Proceeds from TOB Trust Certificates	3,604,945	3,070,646	380,026
Repayments of TOB Trust Certificates	(4,393)	(5,566,063)	(8,752,437)
Amortization of deferred offering costs	7,996	5,078	—

Net cash used for financing activities	(17,937,726)	(17,215,245)	(17,914,449)

Cash
Net increase (decrease) in cash	—	(2,103,481)	—
Cash at beginning of period	—	2,103,481	—

Cash at end of period	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest expense	$1,747,038	$585,959	$884,698

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	39

Financial Highlights	BlackRock MuniYield Fund, Inc. (MYD)

	Six Months Ended October 31, 2015 (Unaudited)		Year Ended April 30,
			2015		2014	2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$15.29		$14.71		$16.01	$15.19		$13.05		$13.87

Net investment income[1]	0.45		0.91		0.94	0.95		0.99		1.04
Net realized and unrealized gain (loss)	(0.15)		0.62		(1.25)	0.89		2.15		(0.85)
Distributions to AMPS Shareholders from net investment income	—		—		—	—		(0.01)		(0.03)

Net increase (decrease) from investment operations	0.30		1.53		(0.31)	1.84		3.13		0.16

Distributions to Common Shareholders from net investment income[2]	(0.46)		(0.95)		(0.99)	(1.02)		(0.99)		(0.98)

Net asset value, end of period	$15.13	[3]	$15.29		$14.71	$16.01		$15.19		$13.05

Market price, end of period	$14.55		$14.91		$14.14	$16.24		$15.49		$13.17

Total Return Applicable to Common Shareholders[4]
Based on net asset value	2.20%	[3,5]	10.91%		(1.21)%	12.32%		24.76%		1.07%

Based on market price	0.79%	[5]	12.51%		(6.38)%	11.73%		26.06%		3.27%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.38%	[6]	1.37%		1.49%	1.52%		1.53%	[7]	1.15%	[7]

Total expenses after fees waived and paid indirectly	1.38%	[6]	1.36%		1.49%	1.52%		1.53%	[6]	1.15%	[7]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[8]	0.88%	[6,9]	0.89%	[9]	1.20% [8]	1.17%	[9]	1.20%	[7,9]	0.99%	[7]

Net investment income	5.98%	[6]	5.94%		6.70%	6.02%		6.95%	[7]	7.64%	[7]

Distributions to AMPS Shareholders	—		—		—	—		0.04%		0.23%

Net investment income to Common Shareholders	5.98%		5.94%		6.70%	6.02%		6.91%		7.41%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$705,719		$713,237		$686,213	$745,575		$703,290		$598,976

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—		—	—		—		$251,450

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—		—	—		—		$84,556

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$251,400		$251,400		$251,400	$251,400		$251,400		–

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$380,716		$383,706		$372,956	$396,569		$379,749		–

Borrowings outstanding, end of period (000)	$167,221		$163,621		$169,241	$207,943		$178,408		$125,097

Portfolio turnover rate	3%		11%		17%	16%		19%		16%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

For financial reporting purposes, the market value of certain investments were adjusted as of report date. Accordingly, the net asset value (“NAV”) per share and total return performance based on net asset value presented herein are different than the information previously published on October 31, 2015.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Does not reflect the effect of distributions to AMPS Shareholders.

[8]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VRDP Shares, respectively.

[9]

For the six months ended October 31, 2015, and the years ended April 30, 2015, April 30, 2014, April 30, 2013, and April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.87%, 0.88%, 0.92%, 0.90% and 0.92%, respectively.

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Financial Highlights	BlackRock MuniYield Quality Fund, Inc. (MQY)

	Six Months Ended October 31, 2015 (Unaudited)		Year Ended April 30,
			2015	2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$16.12		$15.73	$16.83	$16.22	$13.72		$14.63

Net investment income[1]	0.45		0.92	0.95	0.93	0.95		0.99
Net realized and unrealized gain (loss)	(0.14)		0.43	(1.07)	0.64	2.49		(0.94)
Distributions to AMPS Shareholders from net investment income	—		—	—	—	(0.01)		(0.04)

Net increase (decrease) from investment operations	0.31		1.35	(0.12)	1.57	3.43		0.01

Distributions to Common Shareholders:[2]
From net investment income	(0.48)		(0.96)	(0.96)	(0.96)	(0.93)		(0.92)
From net realized gain	—		—	(0.02)	—	—		—

Total distributions to Common Shareholders	(0.48)		(0.96)	(0.98)	(0.96)	(0.93)		(0.92)

Net asset value, end of period	$15.95		$16.12	$15.73	$16.83	$16.22		$13.72

Market price, end of period	$15.62		$15.52	$14.84	$16.94	$16.05		$13.15

Total Return Applicable to Common Shareholders[3]
Based on net asset value	2.08%	[4]	9.09%	0.04%	9.86%	25.78%		0.10%

Based on market price	3.83%	[4]	11.32%	(6.23)%	11.75%	29.85%		(3.06)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.48%	[5]	1.46%	1.58%	1.53%	1.46%	[6]	1.21% [6]

Total expenses after fees waived and paid indirectly	1.48%	[5]	1.46%	1.58%	1.53%	1.46%	[6]	1.21% [6]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[7]	1.23%	[5,8]	1.25% [8]	1.32% [8]	1.23% [8]	1.19%	[6,8]	1.02% [6]

Net investment income	5.70%	[5]	5.65%	6.28%	5.57%	6.29%	[6]	6.97% [6]

Distributions to AMPS Shareholders	—		—	—	—	0.08%		0.25%

Net investment income to Common Shareholders	5.70%	[5]	5.65%	6.28%	5.57%	6.21%		6.72%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$489,179		$494,475	$482,666	$515,995	$495,260		$418,346

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—	—	—		$176,625

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—	—	—		$84,217

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$176,600		$176,600	$176,600	$176,600	$176,600		—

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$376,998		$379,997	$373,310	$392,183	$380,442		—

Borrowings outstanding, end of period (000)	$112,466		$114,962	$121,321	$129,431	$110,155		$107,590

Portfolio turnover rate	6%		14%	12%	15%	25%		12%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Does not reflect the effect of distributions to AMPS Shareholders.

[7]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VRDP Shares, respectively.

[8]

For the six months ended October 31, 2015 and years ended April 30, 2015, April 30, 2014, April 30, 2013, and April 30, 2012 the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.89%, 0.89%, 0.93%, 0.90%, and 0.95% respectively.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	41

Financial Highlights	BlackRock MuniYield Quality Fund II, Inc. (MQT)

	Six Months Ended October 31, 2015 (Unaudited)		Year Ended April 30,
			2015	2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$14.18		$13.78	$14.68	$14.11	$11.85		$12.71

Net investment income[1]	0.40		0.80	0.83	0.82	0.85		0.86
Net realized and unrealized gain (loss)	(0.16)		0.45	(0.88)	0.58	2.24		(0.89)
Distributions to AMPS Shareholders:
From net investment income	—		—	—	—	(0.01)		(0.02)
From net realized gain	—		—	—	—	(0.00)[2]		—

Net increase (decrease) from investment operations	0.24		1.25	(0.05)	1.40	3.08		(0.05)

Distributions to Common Shareholders from net investment income[3]	(0.42)		(0.85)	(0.85)	(0.83)	(0.82)		(0.81)

Net asset value, end of period	$14.00		$14.18	$13.78	$14.68	$14.11		$11.85

Market price, end of period	$13.33		$13.44	$12.91	$14.41	$13.93		$11.59

Total Return Applicable to Common Shareholders[4]
Based on net asset value	2.02%	[5]	9.70%	0.55%	10.17%	26.85%		(0.36)%

Based on market price	2.48%	[5]	10.98%	(4.04)%	9.55%	28.04%		(1.07)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.48%	[6]	1.47%	1.56%	1.49%	1.31%	[7]	1.21% [7]

Total expenses after fees waived and paid indirectly	1.48%	[6]	1.47%	1.56%	1.49%	1.31%	[7]	1.20% [7]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[8]	0.92%	[6]	0.92%	0.95%	0.90%	0.99%	[7,9]	1.03% [7]

Net investment income	5.68%	[6]	5.65%	6.32%	5.62%	6.46%	[7]	7.00% [7]

Distributions to AMPS Shareholders	—		—	—	—	0.08%		0.20%

Net investment income to Common Shareholders	5.68%	[6]	5.65%	6.32%	5.62%	6.38%		6.80%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$315,724		$319,848	$310,886	$331,171	$317,278		$265,918

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—	—	—		$116,575

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—	—	—		$82,031

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$116,500		$116,500	$116,500	$116,500	$116,500		–

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$371,007		$374,548	$366,855	$384,267	$372,342		–

Borrowings outstanding, end of period (000)	$70,479		$78,851	$75,189	$82,257	$68,821		$64,329

Portfolio turnover rate	4%		13%	16%	15%	20%		10%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Does not reflect the effect of distributions to AMPS Shareholders.

[8]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VMTP Shares, respectively.

[9]

For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.95%.

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Notes to Financial Statements (Unaudited)

1. Organization:

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually, a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock MuniYield Fund, Inc.	MYD	Maryland	Non-diversified
BlackRock MuniYield Quality Fund, Inc.	MQY	Maryland	Non-diversified
BlackRock MuniYield Quality Fund II, Inc.	MQT	Maryland	Non-diversified

The Board of Directors of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors.” The Funds determine and make available for publication the NAVs of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., financial futures contracts), or certain borrowings (e.g., TOB transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on their books and records cash or liquid assets having a market value at least equal to the amount of their future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, if applicable. Deferred compensation liabilities are included in officer’s and directors’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standard: In April 2015, the Financial Accounting Standards Board issued guidance to simplify the presentation of debt issuance costs in financial statements. Under the new guidance, a Fund is required to present such costs in the Statements of Assets and Liabilities as a direct deduction from the carrying value of the related debt liability rather than as an asset.

The standard is effective for financial statements with fiscal years beginning after December 15, 2015 and interim periods within those fiscal years. Although still evaluating the potential impacts of this new guidance, management expects that the effects of the Funds’ adoption will be limited to the reclassification of any unamortized debt issuance costs on the Statements of Assets and Liabilities and the modification of related accounting policy disclosures in the Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	43

Notes to Financial Statements (continued)

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges. Effective September 2015, the arrangement with its custodian for earning credits on uninvested cash balances has ceased and the custodian will be imposing fees on certain uninvested cash balances.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the report date). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end registered investment companies are valued at NAV each business day.

•	Financial futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Fund’s investments and derivative financial instruments have been included in the Schedules of Investments.

44	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Notes to Financial Statements (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of TOB transactions. The Funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust generally issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Fund generally provide the Fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB Trust into which each Fund has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates may be purchased by the Liquidity Provider and are usually remarketed by a Remarketing Agent, which is typically an affiliated entity of the Liquidity Provider. The Remarketing Agent may also purchase the tendered TOB Trust Certificates for its own account in the event of a failed remarketing.

The TOB Trust may be collapsed without the consent of a Fund, upon the occurrence of tender option termination events (“TOTEs”) or mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs include the bankruptcy or default of the issuer of the municipal bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the municipal bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the municipal bonds, and/or a judgment or ruling that interest on the municipal bond is subject to federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Trust Certificates, the inability of the TOB Trust to obtain renewal of the liquidity support agreement and a substantial decline in the market value of the municipal bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, the TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider (defined below). In the case of an MTE, after the payment of fees, the TOB Trust Certificate holders would be paid before the TOB Residual holders (i.e., the Funds). In contrast, in the case of a TOTE, after payment of fees, the TOB Trust Certificate holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates. During the six months ended October 31, 2015, no TOB Trusts in which a Fund participated were terminated without the consent of a Fund.

While a Fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they generally do not allow a Fund to borrow money for purposes of making investments. The Funds’ management believes that a Fund’s restrictions on borrowings do not apply to the secured borrowings. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds. The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust to purchase tendered TOB Trust Certificates would be shown as Loan for TOB Trust Certificates.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	45

Notes to Financial Statements (continued)

•

Volcker Rule Impact: On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which precludes banking entities and their affiliates from sponsoring and investing in TOB Trusts. Banking entities subject to the Volcker Rule are required to fully comply by July 21, 2015, with respect to investments in and relationships with TOB Trusts established after December 31, 2013 (“Non-Legacy TOB Trusts”), and by July 21, 2016, with respect to investments in and relationships with TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”).

As a result, a new structure for TOB Trusts has been designed to ensure that no banking entity is sponsoring the TOB Trust. Specifically, a Fund will establish, structure and “sponsor” the TOB Trusts in which it holds TOB Residuals. In such a structure, certain responsibilities that previously belonged to a third party bank will be performed by, or on behalf of, the Funds. The Funds have restructured any Non-Legacy TOB Trusts and are in the process of restructuring Legacy TOB Trusts in conformity with regulatory guidelines. Until all restructurings are completed, a Fund may, for a period of time, hold TOB Residuals in both Legacy TOB Trusts and non-bank sponsored restructured TOB Trusts.

Under the new TOB Trust structure, the Liquidity Provider or Remarketing Agent will no longer purchase the tendered TOB Trust Certificates even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Trust Certificates. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on the number of days the loan is outstanding.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to comply with the Volcker Rule, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

For the six months ended October 31, 2015, the following table is a summary of the Funds’ TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts[1]	Liability for TOB Trust Certificates[2]	Range of Interest Rates	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
MYD	$307,666,332	$167,221,366	0.01% - 0.22%	$163,875,161	0.65%
MQY	$222,735,989	$112,466,411	0.01% - 0.55%	$114,605,372	0.67%
MQT	$136,150,729	$70,478,994	0.01% - 0.55%	$74,244,678	0.66%

[1]

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residual holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The municipal bonds transferred to TOB Trusts with a credit enhancement are identified in the Schedules of Investments including the maximum potential amounts owed by the Funds.

[2]

The Funds may invest in TOB Trusts on either a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility, the Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB Trust on a recourse basis, a Fund will usually enter into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at October 31, 2015, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at October 31, 2015.

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage economically their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: Certain Funds invest in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

46	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Notes to Financial Statements (continued)

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	MYD	MQY	MQT
Investment Advisory Fee	0.50%	0.50%	0.50%

Average daily net assets are the average daily value of each Fund’s total assets minus its total accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of preferred shares).

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statements of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investments in other affiliated investment companies, if any.

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in officer and directors in the Statements of Operations.

7. Purchases and Sales:

For the six months ended October 31, 2015, purchases and sales of investments, excluding short-term securities, were as follows:

	MYD	MQY	MQT
Purchases	$45,421,307	$47,017,686	$18,990,876
Sales	$37,635,080	$50,777,021	$31,356,018

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns remains open for each of the four years ended April 30, 2015. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of period end, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires April 30,	MYD	MQY	MQT
2016	$11,743,926	—	—
2017	4,065,755	—	$2,624,082
2018	1,196,450	—	66,689
2019	479,687	—	1,774,764
No expiration date[1]	13,146,190	$4,374,221	2,694,160

Total	$30,632,008	$4,374,221	$7,159,695

[1]	Must be utilized prior to losses subject to expiration.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	47

Notes to Financial Statements (continued)

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	MYD	MQY	MQT
Tax cost	$863,758,408	$602,229,944	$392,934,887

Gross unrealized appreciation	$101,404,478	$61,391,282	$39,174,304
Gross unrealized depreciation	(8,157,455)	(2,387,959)	(2,832,570)

Net unrealized appreciation	$93,247,023	$59,003,323	$36,341,734

9. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political or/and social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

The new TOB Trust structure resulting from the compliance with Volcker Rule remains untested. It is possible that regulators could take positions that could limit the market for such newly structured TOB Trust transactions or the Funds’ ability to hold TOB Residuals. Under the new TOB Trust structure, the Funds will have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

There can be no assurance that the Funds can successfully enter into restructured TOB Trust transactions in order to refinance their existing TOB Residual holdings prior to the compliance date for the Volcker Rule, which may require that the Funds unwind existing TOB Trusts. There can be no assurance that alternative forms of leverage will be available to the Funds and any alternative forms of leverage may be more or less advantageous to the Funds than existing TOB leverage.

Should short-term interest rates rise, the Funds’ investments in TOB transactions may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The SEC and various federal banking and housing agencies recently adopted credit risk retention rules for securitizations (the “Risk Retention Rules”), which take effect in December 2016. The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trust transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Funds. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those

48	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Notes to Financial Statements (continued)

counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: As of period end, certain Funds invested a significant portion of their assets in securities in the county, city, special district and school district sector. Changes in economic conditions affecting such sector would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

For the six months ended October 31, 2015, shares issued and outstanding remained constant for all Funds.

Preferred Shares

Each Fund’s Preferred Shares rank prior to the Fund’s Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of a Fund. The 1940 Act prohibits the declaration of any dividend on a Fund’s Common Shares or the repurchase of a Fund’s Common Shares if a Fund fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if a Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MYD and MQY (collectively, the “VRDP Funds”), have issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and include a liquidity feature, pursuant to a liquidity agreement, that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. The VRDP Funds are required to redeem the VRDP Shares owned by the liquidity pro-

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	49

Notes to Financial Statements (continued)

vider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, if any, the VRDP Funds are required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

As of the period end, the VRDP Shares outstanding of each Fund were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MYD	6/30/11	2,514	$251,400,000	7/01/41
MQY	9/15/11	1,766	$176,600,000	10/01/41

The VRDP Funds entered into a fee agreement with the liquidity provider that may require an initial commitment and a per liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between the MYD and the liquidity provider is for a three year term and is scheduled to expire on April 19, 2017, unless renewed or terminated in advance.

In the event the fee agreement is not renewed or is terminated in advance, and the Fund does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. The Fund is required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, the Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. There is no assurance the Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Each VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, the VRDP Funds are required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may be redeemed, in whole or in part, at any time at the option of the VRDP Funds. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends. In the event of an optional redemption of the VRDP Shares prior to the initial termination date of the fee agreement, the VRDP Funds must pay the respective liquidity provider fees on such redeemed VRDP Shares for the remaining term of the fee agreement up to the initial termination date.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VRDP Shares were assigned a long-term rating of Aa1 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

The short-term ratings on the VRDP Shares for MQY are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly related based upon either short-term rating. As of period end, the short-term ratings of the liquidity provider and the VRDP Shares for the VRDP Funds were P1 and F1 as rated by Moody’s, Fitch and/or S&P, respectively, which is within the two highest rating categories. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories. The short-term ratings on the VRDP Shares for MQY were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period, as described below. On July 15, 2015, the S&P short-term ratings of the VRDP Shares of Barclays VRDP Funds were downgraded from A1 to A2.

For financial reporting purposes, the VRDP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of the VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

The VRDP Funds may incur remarketing fees of 0.10% on the aggregate principal amount of all the VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. All of MYD and MQY’s VRDP Shares that were tendered for remarketing during the six months ended October 31, 2015 were successfully remarketed.

50	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Notes to Financial Statements (continued)

For the six months ended October 31, 2015, the annualized dividend rates for the VRDP Shares were as follows:

	MYD	MQY
Rate	0.93%	0.19%

On April 17, 2014, MYD commenced a three-year term ending April 19, 2017 (“special rate period”) with respect to its VRDP Shares. The implementation of the special rate period resulted in a mandatory tender of the VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing.

On September 13, 2015, MQY commenced a three-year term ending April 18, 2018 (“special rate period”) with respect to its VRDP Shares. The implementation of the special rate period resulted in a mandatory tender of the VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing.

MYD pays a reduced liquidity and remarketing fee of 0.01%.

The liquidity and fee agreements remain in effect for the duration of the special rate period and the VRDP shares are still subject to mandatory redemption by MYD on maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during such time. During the special rate period, MYD is required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares. MYD will not pay any liquidity and remarketing fees during the special rate period and instead will pay dividends monthly based on the sum of Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to the VRDP Shares. The short-term ratings were withdrawn by Moody’s, Fitch and/or S&P. Short-term ratings may be re-assigned upon the termination of the special rate period when MYD’s VRDP Shares revert back to remarketable securities.

If MYD redeems the VRDP Shares on a date that is one year or more before the end of the special rate period and the VRDP Shares are rated above A1/A by Moody’s and Fitch respectively, then such redemption is subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. After June 24, 2015, the holder of the VRDP Shares and MYD may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors.

For the six months ended October 31, 2015, VRDP Shares issued and outstanding of each Fund remained constant.

VMTP Shares

MQT, has issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act.

As of period end, the VMTP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
MQT	12/16/11	1,165	$116,500,000	1/02/19

MQT is required to redeem its VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term of MQT’s VMTP Shares will be extended further or that MQT’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, MQT is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, MQT is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, MQT’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of MQT. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If MQT redeems the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and MQT may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	51

Notes to Financial Statements (concluded)

from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

For the six months ended October 31, 2015, the average annualized dividend rate for the VMTP Shares was 1.05%.

For financial reporting purposes, the VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of the VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

For the six months ended October 31, 2015, VMTP Shares issued and outstanding of MQT remained constant.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP Shares and/or VMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds paid a net investment income dividend in the following amounts per share on December 1, 2015 to shareholders of record on November 16, 2015:

Common Dividend Per Share
MYD	$0.0770
MQY	$0.0800
MQT	$0.0670

Additionally, the Funds declared a net investment income dividend on December 1, 2015 payable to Common Shareholders of record on December 14, 2015 for the same amounts noted above.

Additionally, MYD declared a net investment income dividend of $0.00794 per share on December 1, 2015 payable to Common Shareholders of record on December 14, 2015.

The dividends declared on Preferred Shares for the period November 1, 2015 to November 30, 2015 for the Funds were as follows:

	Preferred Shares	Series	Dividend Declared
MYD	VRDP Shares	W-7	$183,901
MQY	VRDP Shares	W-7	$132,087
MQT	VMTP Shares	W-7	$96,711

52	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Disclosure of Investment Advisory Agreements

The Board of Directors (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock MuniYield Fund, Inc. (“MYD”), BlackRock MuniYield Quality Fund, Inc. (“MQY”) and BlackRock MuniYield Quality Fund II, Inc. (“MQT,” and together with MYD and MQY, each a “Fund,” and, collectively, the “Funds”) met in person on April 30, 2015 (the “April Meeting”) and June 11-12, 2015 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement,” and, collectively, the “Advisory Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Manager is referred to herein as “BlackRock.” The Advisory Agreements are also referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the April and June Meetings, the Board of each Fund consisted of eleven individuals, nine of whom were not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of its Advisory Agreement on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Boards assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management services, administrative, and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, consider at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) the Funds’ compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Boards in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; funds trading at a discount; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); fund size; portfolio manager’s investments in the funds they manage; and management fee levels and breakpoints. The Boards further discussed with BlackRock: BlackRock’s management structure; portfolio turnover; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

The Board of each Fund considered BlackRock’s efforts during the past year with regard to the redemption of outstanding auction rate preferred securities (“AMPS”). As of the date of this report, each Fund has redeemed 100% of its outstanding AMPS.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	53

Disclosure of Investment Advisory Agreements (continued)

by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper1 and a customized peer group selected by BlackRock; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock and (g) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At the April Meeting, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2016. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) the Funds’ costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, the Boards compared the Funds’ performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Boards considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and their Funds’ portfolio management teams; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to the Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Boards in their consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Fund. In preparation for the April Meeting, the Boards worked with their independent legal counsel, BlackRock and Lipper to develop a template for, and were provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s per-

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

54	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Disclosure of Investment Advisory Agreements (continued)

formance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to other funds in its applicable Lipper category and the customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

In evaluating performance, the Boards recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Boards recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board of MYD noted that for each of the one-, three- and five-year periods reported, MYD ranked in the first quartile against its Customized Lipper Peer Group Composite.

The Board of each of MQT and MQY noted that for the one-, three- and five-year periods reported, its respective Fund ranked in the first, first and second quartile against its Customized Lipper Peer Group Composite.

BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for each Fund in that it ranks the Fund’s performance on a blend of total return and yield.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Fund’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards reviewed BlackRock’s profitability methodology and were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2014 compared to available aggregate profitability data provided for the prior two years. The Boards reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards may periodically receive and review information from independent third parties as part of their annual evaluation. BlackRock retained an independent third party to evaluate its cost allocation methodologies in the context of BlackRock’s 1940 Act Fund business. The Boards considered the results of that evaluation in connection with BlackRock’s profitability reporting. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board of each MYD and MQT noted that its respective Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	55

Disclosure of Investment Advisory Agreements (concluded)

The Board of MQY noted that MQY’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that it had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Boards also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the redemption of AMPS for the BlackRock closed-end funds with AMPS outstanding; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the redemption efforts related to AMPS; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, each Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of its Fund and its shareholders. In arriving at its decision to approve the Agreement for its Fund, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

56	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Officers and Directors

Richard E. Cavanagh, Chair of the Board and Director

Karen P. Robards, Vice Chairperson of the Board, Chairperson of the Audit Committee and Director

Michael J. Castellano, Director and Member of the Audit Committee

Frank J. Fabozzi, Director and Member of the Audit Committee

Kathleen F. Feldstein, Director

James T. Flynn, Director and Member of the Audit Committee

Jerrold B. Harris, Director

R. Glenn Hubbard, Director

W. Carl Kester, Director and Member of the Audit Committee

Barbara G. Novick, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Effective September 18, 2015, Robert W. Crothers resigned as a Vice President of the Funds and Jonathan Diorio became a Vice President of the Funds.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	VRDP Remarketing Agents Merrill Lynch, Pierce, Fenner & Smith Incorporated[2] New York, NY 10036 Barclays Capital Inc.[1] New York, NY 10019	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent The Bank of New York Mellon New York, NY 10289	VRDP Liquidity Providers Bank of America, N.A.[2] New York, NY 10036 Barclays Bank PLC[1] New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116

[1]	For MQY.

[2]	For MYD.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	57

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 29, 2015 for shareholders of record on June 1, 2015, to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

Approved the Directors as follows:

	Michael J. Castellano			Richard E. Cavanagh			Frank J. Fabozzi[1]
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MYD	43,306,955	1,161,684	0	43,247,264	1,221,375	0	2,514	0	0
MQY	28,474,403	523,457	0	28,468,478	529,381	0	1,666	0	0
MQT	20,773,777	621,525	0	20,843,603	551,699	0	1,165	0	0
	Kathleen F. Feldstein			James T. Flynn			Jerrold B. Harris
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MYD	43,002,406	1,466,233	0	43,189,387	1,279,252	0	43,260,182	1,208,457	0
MQY	28,308,755	689,105	0	28,377,779	620,080	0	28,424,773	573,087	0
MQT	20,760,542	634,760	0	20,820,738	574,564	0	20,767,321	627,981	0
	R. Glenn Hubbard			W. Carl Kester[1]			Barbara G. Novick
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MYD	43,124,361	1,344,278	0	2,514	0	0	43,148,179	1,320,460	0
MQY	28,498,864	498,995	0	1,666	0	0	28,366,428	631,432	0
MQT	20,779,522	615,780	0	1,165	0	0	20,737,744	657,558	0
	John M. Perlowski			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MYD	43,277,666	1,190,973	0	43,073,839	1,394,800	0
MQY	28,408,790	589,070	0	28,254,643	743,217	0
MQT	20,773,726	621,576	0	20,736,487	658,815	0

¹	Voted on by holders of Preferred Shares only.

Fund Certification

Certain Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

58	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Additional Information (continued)

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolio.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	59

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

60	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MYQII-10/15-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies
(a) Not Applicable to this semi-annual report
(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield Quality Fund II, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Quality Fund II, Inc.

Date: January 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Quality Fund II, Inc.

Date: January 4, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniYield Quality Fund II, Inc.

Date: January 4, 2016

3